EXHIBIT 10.1

CREDIT AGREEMENT

Dated                     2022

among

PRA GROUP EUROPE HOLDING I S.À R.L.,
as Borrower

PRA GROUP (UK) LIMITED and PRA GROUP, Inc.,
as Guarantors

MUFG BANK, LTD., LONDON BRANCH
as Administrative Agent,

MUFG BANK, LTD., LONDON BRANCH
DNB BANK ASA
ING CAPITAL LLC
and
TRUIST BANK
as Co-Syndication Agents,

CITIZENS BANK, N.A.
as Documentation Agent

and
THE OTHER LENDERS PARTY HERETO

MUFG BANK, LTD., LONDON BRANCH
DNB BANK ASA
ING CAPITAL LLC
TRUIST BANK
and
CITIZENS BANK, N.A.
as Joint Lead Arrangers and Joint Bookrunners

951847841.9

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Table of Contents (continued)

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SCHEDULES

2.01        Commitments and Applicable Percentages
6.10        Insurance
6.11        Tax Sharing Agreements
6.13        Subsidiaries
6.17        IP Rights
6.20(a)    Taxpayer and Organizational Identification Numbers
6.20(b)    Changes in Legal Name, State of Formation and Structure
8.01        Liens Existing on the Closing Date
8.02        Investments Existing on the Closing Date
8.03        Indebtedness Existing on the Closing Date
11.02        Certain Addresses for Notices

EXHIBITS

A        Form of Loan Notice
B        [Reserved]
C-1        [Reserved]
C-2        [Reserved]
C-3        [Reserved]
C-4        [Reserved]
D         [Reserved]
E-1        [Reserved]
E-2        [Reserved]
F        Form of Compliance Certificate
G        Form of Joinder Agreement
H        Form of Assignment and Assumption
I        Form of Borrowing Base Certificate
I-2        [Reserved]
J        Forms of U.S. Tax Compliance Certificates
K        [Reserved]
L        [Reserved]
M        Form of Prepayment Notice
N        Form of Asset Pool Report

v
951847841.9

CREDIT AGREEMENT

This CREDIT AGREEMENT is entered into on                  2022 among PRA GROUP EUROPE HOLDING I S.À R.L., a private limited liability company (société à responsabilité lmitée) incorporated and existing under the laws of the Grand Dutch of Luxembourg whose registered office is at 42-44, avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Companies Register under number B 185.154 (the “Borrower”), the Guarantors (defined herein), the Lenders (defined herein) and MUFG BANK, LTD., LONDON BRANCH as Administrative Agent.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS AND ACCOUNTING TERMS

1.01Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth below:

“ABR” means, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 0.50%, provided that, if such ABR as so determined would be less than the Floor, such ABR will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

“ABR Loan” means a Loan that bears interest at a rate based on the ABR.

“Account Debtor” means any person or persons that are an obligor in any contractual arrangement for amounts due to any Contributing Guarantor or any co-signor in respect of such contractual arrangement.

“Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of all or any substantial portion of the property of another Person or at least a majority of the Voting Stock of another Person, in each case whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise. For the avoidance of doubt, purchases of debt portfolios in the ordinary course of business shall not be considered Acquisitions.

“Add-On Permitted Convertible Notes” means unsecured indebtedness of PRA Group, Inc. that is convertible into common stock of PRA Group, Inc. (or other securities or property following a merger event or other change of the common stock of PRA Group, Inc.) and/or cash (in an amount determined by reference to the price of such common stock) (including the related indenture), other than the Existing Permitted Convertible Notes.

“Administrative Agent” means MUFG Bank, Ltd., London Branch (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
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“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Revolving Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Closing Date is EIGHT HUNDRED MILLION DOLLARS ($800,000,000) and is subject to any increase in accordance with Section 2.02(i).

“Agreed Currencies” means Dollars and each Alternative Currency and “Agreed Currency” means any of them.

“Agreement” means this Credit Agreement.

“Agreement Currency” has the meaning specified in Section 11.22.

“Alternative Currency” means each of Euros and Sterling.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent in its sole discretion by reference to the applicable Bloomberg page (or such other publicly available service for displaying exchange rates as determined by the Administrative Agent from time to time), to be the exchange rate for the purchase of such Alternative Currency with Dollars on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent using any reasonable method of determination it deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error).

“Applicable Percentage” means with respect to any Lender at any time, with respect to such Lender’s Revolving Commitment at any time, the percentage of the Aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.15; provided that if the commitment of each Lender to make Revolving Loans have been terminated pursuant to Section 9.02 or if the Aggregate Revolving Commitments have expired, then the Applicable Percentage of each Lender holding Revolving Loans shall be the percentage of the outstanding principal amount of the Revolving Loans held by such Lender at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or other agreement pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means (a) with respect to Revolving Loans, a percentage per annum equal to (i) if the Consolidated Senior Secured Leverage Ratio is less than or equal to 1.60 to 1.0 based on the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 7.02(a), 2.50% and (ii) if the Consolidated Senior Secured Leverage Ratio is greater than 1.60 to 1.0 based on the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 7.02(a), 2.75%; and (b) with respect to the Unused Fee, (i) if the Consolidated Senior Secured Leverage Ratio is less than or equal to 1.60 to 1.0 based on the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 7.02(a), 0.30% and (ii) if the Consolidated Senior Secured Leverage Ratio is greater than 1.60 to 1.0 based on the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 7.02(a), 0.35%.

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Senior Secured Leverage Ratio shall become effective on the first day of the month immediately following the date the applicable Compliance Certificate is delivered; provided, however, if no Compliance Certificate is received on or prior to the date that is five (5) Business Days after such Compliance Certificate was due, then the Applicable Rate for a Consolidated Senior Secured Leverage Ratio of greater than 1.60 to 1.00 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the Business Day after such Compliance Certificate is received. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to Section 2.10(b).
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“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset” means each purchased Receivable and any property or other right obtained by any Contributing Guarantor in connection with collection of any such purchased Receivable or in substitution therefor, all of which constitutes part of the Asset Pool into which such purchased Receivable was initially delivered.

“Asset Pool” means all Receivables and other Assets, as the context may require, which Receivables shall all have been purchased from sellers of finance receivables, together with (i) each and every Asset obtained in replacement or satisfaction of or substitution for, any such Receivable so purchased, (ii) each and every item of property obtained by any Contributing Guarantor as a result of its collection activities with respect to any such purchased Receivable, (iii) each and every item of collateral or security, including all security interests, liens, guarantees and other interests securing payment of any purchased Receivable, and all other rights and interests of any Contributing Guarantor with respect to each purchased Receivable, (iv) each judgment rendered in respect to a Receivable, together with all lien rights related thereto, (v) Asset Pool Proceeds derived from or paid or payable with respect thereto, together with any and all earnings thereon, and (vi) each and every other right, claim and interest associated therewith. For the avoidance of doubt, loan participations shall constitute Asset Pools for purposes of this Agreement.

“Asset Pool Proceeds” means, with respect to an Asset Pool, any and all payments, revenues, income, receipts, collections, recoveries and other proceeds or assets received with respect to such Asset Pool, including, without limitation, (i) payments of principal, interest, fees, late charges, insufficient funds charges, guaranty payments and any interest thereon, credit insurance costs, guaranty fees and other amounts recovered on account of any Asset in such Asset Pool, and (ii) settlements, compromises, liquidations, foreclosure proceeds, dispositions, sales, transfers or other proceeds, whether cash or otherwise, received as a result of or in any way in connection with collection activities related to any Asset or in connection with the sale of any Asset constituting a part of such Asset Pool.

“Asset Pool Report” means a report that sets forth each Asset Pool purchased by any Contributing Guarantor and identifies the Eligible Asset Pools, which report shall be in substantially the form of Exhibit N or is otherwise reasonably acceptable to the Administrative Agent.

“Asset Pool Seller” means, with respect to an Asset Pool, the party which has agreed to sell a specified Asset Pool to any Contributing Guarantor pursuant to the terms of a Purchase Agreement.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit H or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease and (c) in respect of any Securitization Transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment.

“Audited Financial Statements” means the audited consolidated balance sheet of PRA Group, Inc. and its Subsidiaries for the fiscal year ended December 31, 2021, and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal year of PRA Group, Inc. and its Subsidiaries, including the notes thereto, audited by independent public accountants of recognized national standing and prepared in conformity with GAAP.

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“Availability Period” means the period from and including the Closing Date to the earliest of (i) the Maturity Date and (ii) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06.

    “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.04(d).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Baseline CAS” means, in relation to a Compounded Rate Loan in a Compounded Rate Currency, any rate which is either:

(a)specified as such in the applicable Reference Rate Terms; or

(b)determined by the Administrative Agent (or by any other Lender which agrees to determine that rate in place of the Agent) in accordance with the methodology specified in the applicable Reference Rate Terms.

“Benchmark” means, initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.04(a), (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling, the Compounded Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to such Compounded Reference Rate or the then-current Benchmark for Sterling, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.04(a) and (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, EURIBOR; provided that if a Benchmark Transition Event has occurred with respect to EURIBOR, or the then-current Benchmark for Euros, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.04(a).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated the applicable Agreed Currency at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark
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Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any Agreed Currency:

(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)    in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the then-current Benchmark for any Agreed Currency, the occurrence of one or more of the following events with respect to such Benchmark:

(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)
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announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Agreed Currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.04 and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.04.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 7.02.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and same Agreed Currency and, in the case of Eurocurrency Rate Loans and Term SOFR Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Borrowing Base” means an amount equal to the sum of (a) 35% of Estimated Remaining Collections of all Eligible Asset Pools plus (b) 55% of Estimated Remaining Collections of all Insolvency Eligible Asset Pools in each case as determined by the Administrative Agent by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 7.02(b), minus (c) Reserves. The Administrative Agent and/or Lenders agree that any amendment entered into solely to alter the rate of Estimated Remaining Collections shall not require an amendment fee to be payable by any Loan Party.

“Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Responsible Officer of the Borrower, in substantially in the form of Exhibit I.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, New York and:

(a)(in relation to any date for payment or purchase of a currency other than euro) the principal financial centre of the country of that currency;

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(b)(in relation to any date for payment or purchase of euro) which is a TARGET Day; and

(c)(in relation to:

(i)any date for payment or purchase of an amount relating to a RFR Loan; or

(ii)the determination of the first day or the last day of an Interest Period for an RFR Loan, or otherwise in relation to the determination of the length of such an Interest Period),

which is an RFR Business Day relating to that Loan.

“Businesses” means, at any time, a collective reference to the businesses operated by the Loan Parties at such time.

“Capital Lease” means, as applied to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person; provided, that the subsequent adoption, issuance or effectiveness of any accounting standards after the Closing Date will not cause any lease that was not or would not have been a Capital Lease on the Closing Date to be deemed a Capital Lease. For the avoidance of doubt, “Capital Leases” shall not include operating leases or any agreements requiring the payment of rent or other similar provisions (whether entered into prior to or after the Closing Date) if such lease was or would have been an operating lease on the Closing Date.

“Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States, the United Kingdom, any Participating Member State or any agency or instrumentality thereof (provided that the full faith and credit of the United States, United Kingdom or Participating Member State (as applicable) is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar, Sterling or Euro denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which have at least 95% of their assets invested in Investments of the character described in the foregoing subdivisions (a) through (d).

“CBR Loan” means a Loan in an Alternative Currency that bears interest at the Central Bank Rate.

“Central Bank Rate” means, (A) for any Loan denominated in Euro (x) the greater of (i) one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, and (ii) the Floor; plus (y) the
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Euro Central Bank Rate Adjustment and (B) for any Loan denominated in Sterling, the daily rate specified in clause (b) or (c) of the definition “Daily Rate” in the applicable Reference Rate Terms.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means the occurrence of any of the following events:

(a)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% of the Equity Interests of PRA Group, Inc. entitled to vote for members of the board of directors or equivalent governing body of PRA Group, Inc. on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b)during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of PRA Group, Inc. cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose approval to that board or equivalent governing body by the board or equivalent governing body or by any committee of the board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose approval to that board or other equivalent governing body was approved by individuals referred to in clauses (i) or (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;

(c)[reserved];

(d)the Borrower and/or any Contributing Guarantor shall cease to be a Wholly Owned Subsidiary (either directly or indirectly) of PRA Group, Inc or any Contributing Guarantor shall cease to be a Wholly Owned Subsidiary (either directly or indirectly) of the Borrower; or

(e)[reserved].

“Closing Date” means the date hereof.

“Closing Date Intercompany Loan 1” has the meaning given to that term in Section 8.03(c).

“Closing Date Intercompany Loan 2” has the meaning given to that term in Section 8.02(c)

“Collateral” means a collective reference to all real and personal property with respect to which Liens in favour of the Administrative Agent for the benefit of the holders of the Obligations, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.

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“Collateral Documents” means a collective reference to the UK Security Agreement, the UK Share Charge, the Lux Share Pledge Agreement, the Norwegian Account Pledge Agreement, the Lux Receivables Pledge Agreement and other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.14, and/or Section 2.02(i), as applicable.

    “Commitment” means, as to each Lender, the Revolving Commitment of such Lender.

    “Commodity Exchange Act” means the Commodity Exchange Act and rules and regulations promulgated thereunder (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, rule or regulation.
    “Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.

    “Competitor” means any Person identified by the Borrower in a list delivered to the Administrative Agent and made available to the Lenders from time to time, which such list may be updated by the Borrower from time to time pursuant to written notice to the Administrative Agent, made available to the Lenders, provided, that no Event of Default has occurred or is continuing at the time of such update.

“Compliance Certificate” means a certificate substantially in the form of Exhibit F.

“Compounded Rate Currency” means Sterling.

“Compounded Rate Interest Payment” means the aggregate amount of interest that:

(a)is, or is scheduled to become, payable under any Loan Document; and

(b)relates to a Compounded Rate Loan.

“Compounded Rate Borrowing” means, as to any Borrowing, the Compounded Rate Loans comprising such Borrowing.

“Compounded Rate Loan” means any Loan which bears interest at the Daily Non-Cumulative Compounded RFR Rate.

“Compounded Reference Rate” means, in relation to any RFR Business Day during the Interest Period of a Compounded Rate Loan, the percentage rate per annum which is the aggregate of:

(a)the Daily Non-Cumulative Compounded RFR Rate for that RFR Business Day; and

(b)the applicable Baseline CAS,

provided that if the Compounded Reference Rate determined as provided above shall ever be less than the Floor, then the Compounded Reference Rate shall be deemed to be the Floor

“Compounding Methodology Supplement” means, in relation to the Daily Non-Cumulative Compounded RFR Rate, a document which:

(a)is agreed in writing by the Borrower, the Administrative Agent (in its own capacity) and the Administrative Agent (acting on the instructions of the Required Lenders);

(b)specifies a calculation methodology for that rate; and

has been made available to the Borrower and each Lender.

“Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “Eurocurrency Banking Day,” the definition of “RFR Business Day,” the
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definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.06 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, for any period, for PRA Group, Inc. and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by PRA Group, Inc. and its Subsidiaries for such period, (c) depreciation and amortization expense, (d) Recoveries Applied to Negative Allowance, net of changes in expected recoveries, (e) fees, costs and expenses incurred in respect of this Agreement or in connection with any disposition, incurrence of Consolidated Funded Indebtedness, Acquisition, Investment or offering of Equity Interests, in each case as permitted under the Loan Documents and (f) all other non-cash charges for such period, to the extent such charges do not represent a cash charge in such period or any future period, all as determined in accordance with GAAP.

“Consolidated Funded Indebtedness” means Funded Indebtedness of PRA Group, Inc. and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

“Consolidated Interest Charges” means, for any period, for PRA Group, Inc. and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (ii) the portion of rent expense with respect to such period under Capital Leases that is treated as interest in accordance with GAAP plus (iii) the implied interest component of Synthetic Leases with respect to such period plus (iv) losses on hedging obligations or other derivative instruments (including Swap Contracts) entered into for the purposes of hedging interest rate risk.

“Consolidated Net Income” means, for any period, for PRA Group, Inc. and its Subsidiaries on a consolidated basis, the net income of PRA Group, Inc. and its Subsidiaries (excluding (i) extraordinary gains or losses, (ii) the effects of discontinued operations and (iii) adjustment for net income attributable to noncontrolling interests) for that period, as determined in accordance with GAAP.

“Consolidated Senior Secured Indebtedness” means, as of any date of determination, all Consolidated Funded Indebtedness that, as of such date, is secured by any Lien on any asset or property of PRA Group, Inc. or any of its Subsidiaries.

“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.

“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

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“Contributing Guarantor” means the UK Guarantor and any other Guarantor (other than PRA Group, Inc.) whose Eligible Asset Pools and Insolvency Eligible Asset Pools the Administrative Agent agrees in writing in its discretion can contribute to the Borrowing Base.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Extension” means a Borrowing.

“Credit Party” has the meaning specified in Section 11.16.

“Daily Non-Cumulative Compounded RFR Rate” means, in relation to any RFR Business Day during an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Administrative Agent (or by any other Lender which agrees to determine that rate in place of the Administrative Agent) in accordance with the methodology set out in Schedule 2.02(b) (Daily Non-Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

“Daily Rate” means the rate specified as such in the applicable Reference Rate Terms.

“Data Protection Laws” means (a) in relation to the European Economic Area and the United Kingdom, the EU General Data Protection Regulation (2016/679) (“GDPR”), national legislation implementing and supplementing the GDPR and implementing the Directive on Privacy and Electronic Communications (2002/58/EC), the GDPR as it forms part of the laws of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 and the UK Data Protection Act 2018 and any supplementary legislation as the same may be amended, superseded or replaced from time to time; and (b) in relation to other applicable jurisdictions, all laws and regulations in those jurisdictions relating to the processing of personal data and/or protection of privacy as the same may be amended, superseded or replaced from time to time.

“Debt Issuance” means the issuance by any Loan Party (other than PRA Group, Inc.) of any Indebtedness other than Indebtedness permitted under Section 8.03.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect, including, if applicable, the Insolvency Act 1986 (UK), the Corporate Insolvency and Governance Act 2020 (UK), the Banking Act 2009 (UK), relevant provisions of the Companies Act 2006 (UK) and the EU Regulation 2015/848 on insolvency proceedings (recast).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means, when used with respect to a Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good-faith and reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower and the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such Lender’s determination not to
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fund is reasonable and made in good faith, such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and such writing states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other national, state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided, that, a Lender shall not be a Defaulting Lender solely by virtue of (1) an Undisclosed Administration or (2) the ownership or acquisition of any Equity Interests in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States, the United Kingdom or Luxembourg or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefore by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each Lender promptly following such determination.

“Designated Jurisdiction” means any country or territory which is itself, or whose government is, the target of comprehensive country-or-territory-wide Sanction.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by the Borrower or any Contributing Guarantor (including the Equity Interests of any Subsidiary of the Borrower or a Contributing Guarantor), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and any effective transfer or other disposition as a result of a division, but excluding (a) the sale, lease, license, transfer or other disposition of inventory, accounts or assets in the ordinary course of business and in the ordinary course of business portfolio management which may include sales from portfolios acquired in the ordinary course of business under joint bids where any Contributing Guarantor is the lead purchaser and any repurchase or substitution of any Receivable pursuant to the terms of a Purchase Agreement; (b) the sale, lease, license, transfer or other disposition in the ordinary course of business of surplus, obsolete or worn out property no longer used or useful in the conduct of business of the Borrower or any Contributing Guarantor; (c) any sale, lease, license, transfer or other disposition of property to the Borrower or any Contributing Guarantor; provided, that (i) if the transferor of such property is the Borrower or a Guarantor, the transferee thereof must be the Borrower or any Contributing Guarantor and (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 8.02, (d) any Involuntary Disposition, (e) any lease, license or sublicense of property to third parties in the ordinary course of business, (f) the sale of NFR Assets, (g) the use of cash and Cash Equivalents, (h) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar or replacement property or (ii) the proceeds of such disposition are reasonably promptly applied to the purchase price of such similar or replacement property, (i) the sale or discount, in each case without recourse and in the ordinary course of business, of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with the Borrower or the relevant Contributing Guarantor’s commercially reasonable judgment; (j) the abandonment, termination or other disposition of IP Rights or leasehold interests in property in the ordinary course of business; and (k) dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements. The term “Disposed” shall be interpreted accordingly.

“Disruption Event” means either or both of:

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(a)a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Loan Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the parties to this Agreement; or

(b)the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a party to this Agreement preventing that, or any other party to this Agreement:

(i)from performing its payment obligations under the Loan Documents; or

(ii)from communicating with other parties to this Agreement in accordance with the terms of the Loan Documents,

and which (in either such case) is not caused by, and is beyond the control of, the party to this Agreement whose operations are disrupted.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount and (b) if such amount is expressed in any other Agreed Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the applicable Agreed Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on the date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion). Any determination by the Administrative Agent pursuant to clause (b) above shall be conclusive absent manifest error.

“Earn Out Obligations” means, with respect to an Acquisition, all obligations of PRA Group, Inc. or any Subsidiary to make earn out or other similar contingency payments (including purchase price adjustments, (other than working capital purchase price adjustments), non-competition and consulting agreements) pursuant to the documentation relating to such Acquisition. The amount of any Earn Out Obligations at the time of determination shall be the aggregate amount, if any, of such Earn Out Obligations that are required at such time to be recognized as a liability on the consolidated balance sheet of PRA Group, Inc..

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Copy” shall have the meaning specified in Section 11.16.

“Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

“Eligible Asset Pools” means those existing Asset Pools of any Contributing Guarantor accepted by the Lenders on the Closing Date and newly acquired Asset Pools of any Contributing
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Guarantor acquired from Asset Pool Sellers not affiliated with any Contributing Guarantor, that in each case, (i) are not Insolvency Eligible Asset Pools, and (ii) meet all of the following requirements:

(a)    the Receivables in such Asset Pool, taken as a whole, comply in all material respects with all applicable laws and regulations;

(b)    all amounts and information appearing on the applicable Asset Pool Report furnished to the Administrative Agent and the Lenders in connection therewith are true and correct in all material respects;

(c)    a Contributing Guarantor has good and marketable title and has the right to pledge, assign and deliver the Assets of such Asset Pool, free from all liens, claims, encumbrances or security interests whatsoever; provided that such Assets may be subject to recall or putback rights;

(d)    [reserved]

(e)    to the knowledge of a Responsible Officer no condition exists that materially and adversely affects the Estimated Remaining Collections of the Asset Pool; and

(f)    since the acquisition of the Asset Pool by the relevant Contributing Guarantor, no sale of any Receivable within the Asset Pool has occurred except arm’s length sales to non-affiliated third parties and any repurchase or substitution of such Receivable pursuant to the terms of a Purchase Agreement.

“Eligible Assets” means property that is used or useful in the same or a similar line of business as the UK Guarantor was engaged in on the Closing Date (or any reasonable extensions or expansions thereof or any business ancillary thereto).

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 11.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).

“Environmental Laws” means any and all national, federal, state, local, foreign and other applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with PRA Group, Inc. within the meaning of Section 414(b) or (c) of the Internal Revenue
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Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of PRA Group, Inc. or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Erroneous Payment” has the meaning assigned to it in Section 10.13(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 10.13(d)(i).
“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 10.13(d)(i).
“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 10.13(d)(i).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 10.13(e).

“Estimated Remaining Collections” means the aggregate gross remaining cash collections which the relevant Contributing Guarantor anticipates to receive from an Asset Pool as reflected in its Level Yield accounting process. Such remaining amounts shall be calculated by the UK Guarantor in accordance with GAAP and in a manner consistent with past practice and with the methodology employed in the reporting of Estimated Remaining Collections in PRA Group, Inc.’s public filings; provided, however, the manner and method of computing Estimated Remaining Collections and all assumptions made in connection therewith shall be explained by the Borrower or the UK Guarantor to the Administrative Agent in reasonable detail promptly upon the Administrative Agent’s reasonable request (in addition, at the request of the Administrative Agent, at the time of such explanation to the Administrative Agent or on one additional occasion, the Borrower or the UK Guarantor will explain the manner and method of computing Estimated Remaining Collections and all assumptions made in connection therewith to the Lenders present for such explanation). Any material deviation from the current method and assumptions used in computing Estimated Remaining Collections must be acceptable to the Super-Majority Lenders in their sole and absolute discretion.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EURIBOR” has the meaning specified in the definition of “Eurocurrency Rate”.

“Euro” and “€” mean the single currency of the Participating Member States.

“Euro Central Bank Rate Adjustment” means, for any day, for any Loan denominated in Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Eurocurrency Rate for the five most recent Business Days preceding such day for which the EURIBOR was published (excluding, from such averaging, the highest and the lowest Eurocurrency Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period. For the purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (A) (y) of the definition of such term and (y) the Eurocurrency Rate on any day shall be based on the Eurocurrency Rate on such day at approximately the time referred to in the definition of such term for deposits Euro for a maturity of one month.
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“Eurocurrency Banking Day” means, for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day provided, that for purposes of notice requirements in Sections 2.02(a) and 2.05(a)(i), in each case, such day is also a Business Day.

“Eurocurrency Rate” means, with respect to any Borrowing for any Interest Period denominated in Euros, the greater of (i) the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest Period, at approximately 11:00 a.m. (Brussels time) two Eurocurrency Banking Days prior to the commencement of such Interest Period and (ii) the Floor.

“Eurocurrency Rate Borrowing” means, as to any Borrowing, the Eurocurrency Rate Loans comprising such Borrowing.

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate.

“European Multicurrency Revolving Credit Facility” means that certain Seventh Amendment and Restatement Agreement, dated as of March 3, 2021, to the Multicurrency Revolving Credit Facility Agreement (as may be amended, modified, supplemented, released, discharged, extended, restated or amended and restated from time to time), by and among PRA Group Europe Holding S.à.r.l., as borrower, the guarantors party thereto from time to time, the lenders party thereto from time to time and DNB Bank, ASA, as the facility agent and security agent.

“Event of Default” has the meaning specified in Section 9.01.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.08 and any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Guarantors) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) [reserved], (c) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (d) Taxes attributable to such Recipient’s failure to comply with Section 3.01(a)(iii) or Section 3.01(e) and (e) any U.S. federal withholding taxes imposed under FATCA.

“Existing Permitted Convertible Notes” means Indebtedness of PRA Group, Inc. in the form of senior, unsecured convertible notes in an aggregate amount not to exceed $345,000,000, issued
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pursuant to that certain Indenture dated as of May 26, 2017, and due June 1, 2023 with Regions Bank, as trustee.

“Extraordinary Receipt” means cash (a) proceeds of insurance of the Borrower or any Contributing Guarantor (excluding any key man life insurance and excluding proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings) and (b) proceeds from any condemnation or other taking for public use of, any property of the Borrower or any Contributing Guarantor.

“Facilities” means, at any time, a collective reference to the facilities and real properties owned, leased or operated by any Loan Party.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreement entered into in connection with the foregoing.

“FATCA Deduction” means a deduction or withholding from a payment under any Loan Document required by FATCA.

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means the letter agreement, dated February 10, 2022 among the Borrower and MUFG Bank, Ltd..

“Finance Party” means the Lender(s), the Administrative Agent and each Joint Lead Arranger.

“Floor” means a rate of interest equal to 0% (zero per cent).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Funded Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)    the outstanding principal amount of all obligations for borrowed money, whether current or long-term (including the Obligations) and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)    all purchase money Indebtedness;

(c)    the principal portion of all obligations under conditional sale or other title retention agreements relating to property purchased by PRA Group, Inc. or any Subsidiary (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(d)    all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(e)    all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) (for the
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avoidance of doubt, such deferred purchase price of property or services shall not include accrued bonuses or other compensation);

(f)    the Attributable Indebtedness of Capital Leases, Securitization Transactions and Synthetic Leases;

(g)    all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment on or prior to the 90th day following the Maturity Date in respect of any Equity Interests in such Person or any other Person (other than customary put rights or redemption obligations arising as a result of a change of control), valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;

(h)    all Funded Indebtedness of others secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed; provided that the amount of Funded Indebtedness with respect to such Person who has given such Lien under this clause (h) shall be deemed to be the lesser of the amount of such Indebtedness that is so secured and the fair market value of such property;

(i)    all Guarantees with respect to Funded Indebtedness of the types specified in clauses (a) through (h) above of another Person; and

(j)    all Funded Indebtedness of the types referred to in clauses (a) through (i) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or joint venturer, except to the extent that Funded Indebtedness is expressly made non-recourse (or such Person is not otherwise liable for such Funded Indebtedness) to such Person.

For purposes hereof, the amount of any direct obligation arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments shall be the maximum amount available to be drawn thereunder. For the avoidance of doubt, “Funded Indebtedness” shall not include any deferred Tax liabilities or Swap Contracts.

“GAAP” means generally accepted accounting principles in the United States, consistently applied and as in effect from time to time.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or other ordinary course indemnities or indemnities entered into in connection with dispositions, or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of
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such Indebtedness to obtain any such Lien). The amount of any Guarantee referred to (x) in clause (a) shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made (or, if such Guarantee is limited by its terms to a lesser amount, such lesser amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith and (y) in clause (b) shall be the lesser of the amount referred to in clause (a) and the value of the property subject to such Lien. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, (a) PRA Group, Inc. and the UK Guarantor, (a) each Person that joins as a Guarantor pursuant to Section 7.12 and (c) the successors and permitted assigns of the foregoing;
“Guaranty” means the Guaranty made by the Guarantors in favour of the Administrative Agent and the Lenders pursuant to Article IV.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Income from Operations” means, “income from operations” as it appears on PRA Group, Inc.’s financial statements as filed with the SEC, excluding any one-time, non-recurring charges or unusual charges that are presented in accordance with GAAP in the operating income calculation appearing on PRA Group, Inc.’s financial statements as filed with the SEC.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)    all Funded Indebtedness;

(b)    the Swap Termination Value of any Swap Contract;

(c)    all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) and (b) above of any other Person; and

(d)    all Indebtedness of the types referred to in clauses (a) through (c) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which PRA Group, Inc. or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to PRA Group, Inc. or such Subsidiary or PRA Group, Inc. or such Subsidiary is not otherwise liable for such Indebtedness.

    For purposes of this definition, the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness. For the avoidance of doubt, Indebtedness shall not include (a) deferred or prepaid revenue or (b) Permitted Bond Hedge Transactions or Permitted Warrant Transactions.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

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“Insolvency Eligible Asset Pools” means Asset Pools of any Contributing Guarantor in which the debtors are subject to a proceeding under the Insolvency Act 2006 (UK), Bankruptcy (Scotland) Act 2016, Insolvent Partnerships Order 1994 or Administration of Insolvent Estate of Deceased Persons Order 1986 that in each case meet all of the following requirements:

(a)    the Receivables in such Asset Pool, taken as a whole, comply in all material respects with all applicable laws and regulations;

(b)    all amounts and information appearing on the applicable Asset Pool Report furnished to the Administrative Agent and the Lenders in connection therewith are true and correct in all material respects;

(c)    a Contributing Guarantor has good and marketable title and has the right to pledge, assign and deliver the Assets of such Asset Pool, free from all liens, claims, encumbrances or security interests whatsoever; provided that such Assets may be subject to recall or putback rights;

(d)    [reserved];

(e)    to the knowledge of a Responsible Officer no condition exists that materially and adversely affects the Estimated Remaining Collections of the Asset Pool; and

(f)    since the acquisition of the Asset Pool by the relevant Contributing Guarantor, no sale of any Receivable within the Asset Pool has occurred except arm’s length sales to non-affiliated third parties and any repurchase or substitution of such Receivable pursuant to the terms of a Purchase Agreement.

“Intangible Assets” means the amount of all unamortized debt discount and expense, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other assets treated as intangible assets under GAAP (but not in any event including deferred taxes).

“Interest Payment Date” means (a) as to any Compounded Rate Loan, Eurocurrency Rate Loan or Term SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period, and the applicable Maturity Date and (b) as to any ABR Loan or CBR Loan, the last Business Day of each March, June, September and December and the applicable Maturity Date.

“Interest Period” means the period commencing on the date of each Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the interest rate applicable to the relevant Agreed Currency), as specified in the applicable Loan Notice or such other period that is twelve months or less requested by the Borrower and consented to by all the Lenders; provided that:

(a)    if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(b)    any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period;

(c)    no Interest Period shall extend beyond the applicable Maturity Date;

(d)    no tenor that has been removed from this definition pursuant to Section 3.04(d) shall be available for specification in such Loan Notice; and

(e)    in the event that the Administrative Agent approves an Interest Period that is not an Available Tenor for the applicable Benchmark, the Administrative Agent may make such
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amendments to the calculations of the interest under this Agreement which may be necessary to accommodate the requested tenor.

For purposes hereof, the date of a Loan or Borrowing initially shall be the date on which such Loan or Borrowing is made and thereafter shall be the effective date of the most recent continuation of such Loan or Borrowing.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Internal Revenue Service” or “IRS” means the United States Internal Revenue Service.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Loan Party or any of its Subsidiaries.

“IP Rights” has the meaning specified in Section 6.17.

“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit G executed and delivered by a Subsidiary that is a Wholly Owned Subsidiary of the Borrower or any Contributing Guarantor in accordance with the provisions of Section 7.12.

“Judgment Currency” has the meaning specified in Section 11.22.

“Joint Lead Arrangers” means MUFG Bank, Ltd. London Branch, DNB Bank ASA, ING Capital LLC, Truist Bank and Citizens Bank, N.A. in their capacities as joint lead arrangers and joint bookrunners.

“Laws” means, collectively, all applicable international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any such Governmental Authority.

“Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto and their successors and assigns, each Person that executes a lender joinder agreement or commitment agreement in accordance with Section 2.02(i).

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Level Yield” means the process used by the Contributing Guarantors, to implement the guidance of ASC 310-30 and, upon adoption of ASU 2016-13, the guidance of ASC 31- and ASC 326-20, in accounting for finance receivables, including the interest method of revenue recognition.

“Lien” means any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), charge, assignment by way of security or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) except for licenses of IP Rights owned by any Loan Party which are granted in the ordinary course of business.
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“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Revolving Loan.

“Loan Documents” means this Agreement, each Joinder Agreement, the Collateral Documents, the Fee Letter, any Reference Rate Supplement, any Compounding Methodology Supplement and each other document, agreement or instrument that the Administrative Agent and the Borrower agree in writing shall constitute a “Loan Document”.

“Loan Notice” means a notice of (a) a borrowing of Loans or (b) a continuation of Loans in each case pursuant to Section 2.02, which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“Lookback Period” means the number of days specified as such in the applicable Reference Rate Terms.

“Luxembourg Companies Register” means the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg).

“Lux Receivables Pledge Agreement” means the Luxembourg law receivables pledge agreement dated on or about the date of this Agreement and entered into between the Borrower as pledgor and MUFG Bank, Ltd., London Branch as Administrative Agent.

“Lux Share Pledge Agreement” means the Luxembourg law share pledge agreement dated on or about the date of this Agreement and entered into between PRA Group Europe Holdings II S.à r.l. as pledgor, MUFG Bank, Ltd., London Branch as Administrative Agent and the Borrower as company.

“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, assets, properties or financial condition of (x) the PRA Group, Inc. and its Subsidiaries taken as a whole or (y) the Contributing Guarantors taken as a whole; (b) a material impairment of the ability of the Loan Parties, taken as a whole to perform their material obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Maturity Date” means July 30, 2026.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA and that is subject to Title IV of ERISA, to which PRA Group, Inc. or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (which include PRA Group, Inc. or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by any Loan Party (other than PRA Group, Inc.) in respect of any Disposition, Debt Issuance or Extraordinary Receipt, net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees, and sales commissions or brokerage fees or commissions), (b) taxes paid or payable as a result thereof, (c) in the case of any Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien on the related property, (d) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of any asset, (B) for any liabilities, to the extent such reserve is required by GAAP, and (C) for the payment
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of unassumed liabilities relating to the assets sold or otherwise disposed of (voluntarily or involuntarily) at the time of, or within 30 days after, the date of such sale or other disposition, and (e) any escrow for any contractual indemnification obligation; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any Loan Party (other than PRA Group, Inc.) in any Disposition, Debt Issuance or Extraordinary Receipt; provided, however, that such net cash proceeds shall not include any such funds received by any Person in respect of any third party claim against such Person and applied to pay (or reimburse such Person for its prior payment of) such claim plus related costs and expenses.

“NFR Assets” means the assets that are accounted for on the balance sheet of PRA Group, Inc. filed with the SEC as “finance receivables”.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-U.S. Lender” means a Lender that is not a U.S. Person.

“Non-US Pension Plan” means any pension plan, pension undertaking, supplemental pension, retirement savings or other retirement income plan, obligation or arrangement of any kind other than any state social security arrangements that is not subject to US law and that is established, maintained or contributed to by any Loan Party or in respect of which a Loan Party has any liability, obligation or contingent liability.

“Norwegian Account Pledge Agreement” means a Norwegian law account pledge agreement and entered into between the Borrower as pledgor and MUFG Bank, Ltd., London Branch as Administrative Agent.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan (including Erroneous Payment Subrogation Rights), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the by-laws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of incorporation, formation or organization and operating agreement and articles of association (or equivalent or comparable constitutive documents with respect to any jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its incorporation, formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
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“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.07).

“Outstanding Amount” means with respect to any Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in any other Agreed Currency, an overnight rate determined by the Administrative Agent, in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Payment Recipient” has the meaning assigned to it in Section 10.13(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any instalment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Internal Revenue Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by PRA Group, Inc. and any ERISA Affiliate or with respect to which PRA Group, Inc. or any ERISA Affiliate has any liability and is either covered by Title IV of ERISA or is subject to minimum funding standards under Section 412 of the Internal Revenue Code.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permitted Acquisitions” means Investments consisting of an Acquisition by a Loan Party, provided that (i) no Default shall have occurred and be continuing or would result from such Acquisition, (ii) the property acquired (or the property of the Person acquired) in such Acquisition is used or useful in any lines of business of the relevant Loan Party permitted under Section 8.07 (or any reasonable extensions or expansions thereof or any business ancillary thereto), (iii) within 30 days of such Acquisition (or such longer period as may be agreed by the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received all items in respect of the Equity Interests or property acquired in such Acquisition required to be delivered by the terms of Section 7.12 and/or Section 7.14, (iv) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (v) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, (a) the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which PRA Group, Inc. was required to deliver
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financial statements pursuant to Section 7.01(a) or (b), (vi) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, and (vii) if such transaction involves the purchase of an interest in a partnership between a Loan Party as a general partner and entities unaffiliated with the relevant Loan Party as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly or indirectly wholly-owned by the relevant Loan Party newly formed for the sole purpose of effecting such transaction. In addition to the criteria set out in (i) to (vii) above, where the aggregate consideration (including cash and non-cash consideration, any assumption of Indebtedness, deferred purchase price and any Earn Out Obligations) paid by the Borrowers and Contributing Guarantors for all Acquisitions in any fiscal year exceeds USD 50,000,000, the aggregate value of the NFR Assets acquired (or, as applicable, the aggregate value of the NFR Assets owned by the Persons being acquired) in all subsequent Acquisitions in such fiscal year must equal or exceed 70% of the aggregate consideration (including cash and non-cash consideration, any assumption of Indebtedness, deferred purchase price and any Earn Out Obligations) paid by the Borrowers and Contributing Guarantors for all such subsequent Acquisitions in order for any such Acquisition to be a Permitted Acquisition.

“Permitted Bond Hedge Transactions” means one or more call or capped call options (or substantively equivalent derivative transaction) relating to PRA Group, Inc.’s common stock (or other securities or property following a merger event or other change of the common stock of PRA Group, Inc.) purchased by PRA Group, Inc. in connection with the issuance of any Permitted Convertible Notes; provided that the purchase price for such Permitted Bond Hedge Transactions, less the proceeds received by PRA Group, Inc from the sale of any related Permitted Warrant Transactions, does not exceed the net proceeds received by PRA Group, Inc from the issuance of such Permitted Convertible Notes in connection with such Permitted Bond Hedge Transactions.

“Permitted Convertible Notes” means, collectively, the Existing Permitted Convertible Notes and the Add-On Permitted Convertible Notes.

“Permitted Liens” means, at any time, Liens in respect of property of any Loan Party permitted to exist at such time pursuant to the terms of Section 8.01.

“Permitted Subordinated Debt” means, any Indebtedness that has been subordinated to the Obligations on terms and conditions, and pursuant to documents, reasonably satisfactory to Administrative Agent and Required Lenders; provided that in connection with any incurrence of Permitted Subordinated Debt: (a) upon the incurrence of such Permitted Subordinated Debt, a Responsible Officer of the Borrower shall deliver a certificate to Administrative Agent and Lenders detailing that, after giving effect to such incurrence, the Borrower shall be in pro forma compliance with all financial covenants set forth in Section 8.11; (b) the Permitted Subordinated Debt shall not contain (i) any covenants (or defaults having the same effect as a covenant) that are more restrictive than those covenants or defaults set forth herein or (ii) any cross-default provisions to the Loan Documents; (c) the other terms of such Permitted Subordinated Debt taken as a whole shall not be more restrictive than those set forth herein; (d) the lender extending such Permitted Subordinated Debt is not an Affiliate of the Borrower; (e) the terms of such Permitted Subordinated Debt shall not require any principal payments, redemption, amortization, prepayments, repurchases or defeasance prior to ninety-one (91) days after the Maturity Date; and (f) any liens securing such Permitted Subordinated Debt shall be subordinated to the Liens granted in favour of the Administrative Agent in a manner reasonably satisfactory to the Required Lenders.

“Permitted Warrant Transactions” means one or more call options, warrants or rights to purchase (or substantively equivalent derivative transaction) relating to PRA Group, Inc’s common stock (or other securities or property following a merger event or other change of the common stock of PRA Group, Inc.) sold by PRA Group, Inc. substantially concurrently in connection with any purchase by PRA Group, Inc. of a related Permitted Bond Hedge Transaction.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of PRA Group, Inc. or any ERISA Affiliate or
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any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees, but in all cases, excluding a Multiemployer Plan.

“Platform” has the meaning specified in Section 7.02.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the FRB in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the FRB (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Forma Basis” means, for purposes of calculating the financial covenants set forth in Section 8.11 (including for purposes of determining the Applicable Rate), that any Disposition, Involuntary Disposition, Acquisition, acquisition of any debt portfolio or Restricted Payment shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b). In connection with the foregoing, (a) with respect to any Disposition or Involuntary Disposition, income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (b) with respect to any Acquisition, (i) income statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for PRA Group, Inc. and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (ii) any Indebtedness incurred or assumed by PRA Group, Inc or any Subsidiary (including the Person or property acquired) in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.

    “Pro Forma Compliance Certificate” means a certificate of a Responsible Officer of the Borrower containing reasonably detailed calculations of the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b) after giving effect to the applicable transaction on a Pro Forma Basis.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning specified in Section 7.02.

“Purchase Agreement” means the agreement between any Contributing Guarantor and any Asset Pool Seller for the purchase of an Asset Pool.

“Qualifying Lender” means, in respect of a Borrower incorporated in Luxembourg, a Lender which: (a) fulfils the conditions imposed by Luxembourg Laws in order for a payment of interest not to be subject to (or as the case may be, to be exempt from) any Tax Deduction; (b) is a Treaty Lender; or (c) is otherwise entitled to receive payments of interest under this Agreement or any of the Loan Documents without any Tax Deduction.

“Receivable” shall mean a purchased account established for a bank credit card, retail credit card, consumer instalment loan, auto loan, line of credit, commercial loan or any other loan, any right to payment associated with life settlements, any indebtedness related to the provision of goods or services or any claim, right to payment or recovery or indebtedness or similar item evidencing past or future payment obligations of any type which can be evaluated and valued by the Contributing Guarantors’ models, in each case purchased by any Contributing Guarantor and any reasonable extension or expansion thereof, as set forth and described in a Purchase Agreement, and all unpaid balances due with respect to such Receivable, together with (to the extent available) all documents
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evidencing such agreement to make payment of such unpaid balances, including, without limitation, each credit card application or agreement, and each promissory note, receivable, obligation, chattel paper, payment agreement, contract, instalment sale agreement or other obligation or promise to pay, all as described and referred to in a Purchase Agreement.
“Recipient” means the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.

“Recoveries Applied to Negative Allowance” means the measurement of recoveries minus portfolio income in accordance with ASC 326 and pursuant to GAAP.

“Reference Rate Supplement” means, in relation to any currency, a document which:

(a)is agreed in writing by the Borrower, the Administrative Agent (in its own capacity) and the Administrative Agent (acting on the instructions of the Required Lenders);

(b)specifies for that currency the relevant terms which are expressed in this Agreement to be determined by reference to Reference Rate Terms; and

(c)has been made available to the Borrower and each Lender.

“Reference Rate Terms” means, in relation to:

(a)a currency;

(b)a Loan in that currency;

(c)an Interest Period for that Loan (or other period for the accrual of commission or fees in a currency); or

(d)any term of this Agreement relating to the determination of a rate of interest in relation to such a Loan,

the terms set out for that currency, and (where such terms are set out for different categories of Loan or accrual of commission or fees in that currency) for the category of that Loan or accrual, in Schedule 2.02(a) (Reference Rate Terms) or in any Reference Rate Supplement.

“Register” has the meaning specified in Section 11.06(c).

“Regulations” has the meaning specified in Section 6.26.

“Regulation D” means Regulation D of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternative Currency, (1) the central bank for the Alternative Currency in which such Obligations, interest, fees,
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commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Alternative Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

“Relevant Market” means the market specified as such in the applicable Reference Rate Terms.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

“Request for Credit Extension” means with respect to a Borrowing or continuation of Loans, a Loan Notice.

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).

“Reserves” means reserves for amounts which rank or are capable of ranking in priority to the Liens granted to the Administrative Agent to secure the Obligations being, at the date of this Agreement and subject to the mechanic set out in Section 7.10, (i) GBP3,500,000 for the UK Guarantor and (ii) the amount set out in the Joinder Agreement for any other Contributing Guarantor.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means (i) with respect to PRA Group Inc., the chief executive officer, president, chief financial officer, treasurer, senior vice president – global controller, general counsel or other authorized signatory of PRA Group Inc., (ii) with respect to the Borrower, any manager (gérants) or any other authorized signatory of the Borrower and (iii) with respect to any Loan Party other than PRA Group Inc or the Borrower, any director or other authorized signatory of the applicable Loan Party, and (iv) in respect of any Loan Party, any other officer or employee so designated by any of the foregoing officers for such Loan Party in a notice to the Administrative Agentor any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower or the applicable Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower or the applicable Loan Party. In each case, to the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Loan Party, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to any Loan Party’s stockholders, partners or members (or the equivalent Person thereof), or any setting apart of funds or property for any of the foregoing.

“Revaluation Date” shall mean (i) the date of the Borrowing of each Loan and (ii) at the end of each calendar month, and (iii) any additional date as the Administrative Agent may determine at any time when an Event of Default is continuing.

“Revolving Commitment” means, as to each Revolving Lender, its obligation to make Revolving Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any
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one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.01, in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any agreement pursuant to Section 2.02(i) hereof to which such Lender is a party, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Revolving Exposure” means the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender.

    “Revolving Lender” means each Lender with a Revolving Commitment.

“Revolving Loan” has the meaning specified in Section 2.01(a) and, where applicable, includes Revolving Loans that have been converted into ABR Loans or CBR Loans pursuant to the terms of this Agreement.

“RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, Term SOFR, and (b) Sterling, the rate specified as such in the applicable Reference Rate Terms.

“RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing.

“RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, (b) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London; provided, that for purposes of notice requirements in Sections 2.02(a) and 2.05(a)(i), in each case, such day is also a Business Day.

“RFR Loan” means a Compounded Rate Loan or a Term SOFR Loan, as the context may require.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in any other Agreed Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in such Agreed Currency.

“Sanctions” means any international economic, trade or financial sanctions laws, regulations, embargoes, restrictive measures or other similar measures enacted, administered, imposed or enforced by the United States government (including, without limitation, OFAC), the United Nations Security Council, the European Union and its member states, Her Majesty’s Treasury or other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

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“Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Loan Party” means any Loan Party or Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 19 of the AGG Guaranty Agreement).

“Sterling” or “£” mean the lawful currency of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of PRA Group, Inc..

“Super-Majority Lenders” means Lenders having Total Credit Exposures representing more than 66 2/3% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Super-Majority Lenders at any time.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender), in each case, only to the extent representing an obligation of the obligor thereunder.

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“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on a balance sheet under GAAP. For the avoidance of doubt, “Synthetic Leases” shall not include operating leases.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Tax” or “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tax Deduction” means a deduction or withholding for or on account of Taxes from a payment under this Agreement or any of the Loan Documents, other than a FATCA Deduction.

“Term SOFR” means, for any calculation with respect to a Term SOFR Loan, (i) the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator, plus (ii) 0.10%; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term SOFR Determination Day, provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Borrowing” means, as to any Borrowing, the Loans bearing interest at a rate based on Term SOFR comprising such Borrowing.

“Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR and published by the Term SOFR Administrator.

“Threshold Amount” means $25,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Exposure of such Lender at such time.

“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans.

“Treaty Lender” means with respect to the jurisdiction of incorporation of the Borrower, a Lender which: (a) is treated as a resident of a Treaty State for the purposes of the Treaty; (b) does not carry on a business in the jurisdiction of incorporation of the Borrower through a permanent establishment with which that Lender’s participation in a Loan is effectively connected; and (c) fulfils any other conditions which must be fulfilled under a Treaty by residents of that Treaty State for such residents to obtain full exemption from taxation on interest imposed by that Treaty State on interest
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payable to them in respect of an advance under any of the Loan Documents, except that for this purpose it shall be assumed that there is no special relationship between the Borrower and the Lender or between both of them and another person and that the following are satisfied: (i) any condition which relates (expressly or by implication) to the amounts or terms of any Loan or terms of the Loan Documents; and (ii) the completion of any necessary procedural formalities.

“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the jurisdiction of incorporation of the Borrower which makes provision for full exemption from tax imposed by the jurisdiction of incorporation of the Borrower on interest.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to (i) the Eurocurrency Rate, (ii) the Compounded Reference Rate (iii) the Term SOFR or (iv) ABR.

“UCC” means the Uniform Commercial Code, as in effect from time to time, in New York.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Guarantor” means PRA Group (UK) Limited.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“UK Security Agreement” means the security agreement governed by English law and dated on or about the date of this Agreement between the Administrative Agent and the UK Guarantor relating to all assets of the entities party thereto from time to time as chargors as the same may be modified or amended from time to time, together with any other security agreements governed by English law and granted in favour of the Administrative Agent in relation to the Obligations from time to time.

“UK Shares Charge” means the shares charge governed by English law and dated on or about the date of this Agreement between the Administrative Agent and PRA Group Europe Holding S.à r.l. relating to the shares in the UK Guarantor as the same may be modified or amended from time to time, together with any other shares charge governed by English law and granted in favour of the Administrative Agent in relation to the Obligations from time to time.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory or authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.

“United Kingdom” or “UK” means the United Kingdom of Great Britain and Northern Ireland.

“United States” and “U.S.” mean the United States of America.

    “Unused Fee” has the meaning specified in Section 2.09(a).

“U.S. Credit Facility” means that certain credit agreement dated as of May 5, 2017 (as may be amended, modified, supplemented, released, discharged, extended, restated or amended and restated from time to time) by and among, amongst others, PRA Group, Inc. as borrower, certain of its Subsidiaries as guarantors and Bank of America, N.A, as administrative agent, L/C issuer and swing line lender.
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“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).

“VAT” means (a) any value added tax imposed by the United Kingdom’s Value Added Tax Act 1994, (b) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and (c) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (a) or (b), or imposed elsewhere.

“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

“Wholly Owned Subsidiary” means any Person 100% of whose Equity Interests are at the time owned by the specified entity directly or indirectly through other Persons 100% of whose Equity Interests are at the time owned, directly or indirectly, by the specified entity.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02Other Interpretive Provisions.

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

a.The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto”, “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal property and tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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b.In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

c.Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

d.Wherever the phrase “to the knowledge of any Loan Party” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, such phrase shall mean and refer to the actual knowledge of a Responsible Officer of any Loan Party acting diligently and in good faith.

e.Any requirement under this Agreement that a matter be appropriate, satisfactory or acceptable to the Administrative Agent (or any words of similar import) shall mean, in each case, the Administrative Agent acting reasonably. Any requirement under this Agreement that requires the determination, judgment or discretion of the Administrative Agent (or any concept of similar import) shall require the Administrative Agent to make such determination, judgment or discretion (or any concept of similar import) in good faith in the exercise of reasonable (from the perspective of a secured creditor) creditor business judgment.

f.All references to the “payment in full” of the Obligations or “as long as any of the Obligations shall be outstanding” or words of similar import shall mean to exclude any (i) contingent indemnification obligations and (ii) contingent expense reimbursement obligations.

g.All references to the payment of fees and expenses of the Administrative Agent or any Lender (other than counsel fees and expenses) shall mean the reasonable and documented out-of-pocket fees; and, with respect to the fees and expenses of counsel, shall mean the reasonable and documented out-of-pocket fees and expenses of one outside law firm in each relevant jurisdiction for the Administrative Agent and Lenders collectively (and, in the event of any actual or potential conflict of interest, one additional counsel for each Lender subject to such conflict), any necessary local counsel and shall not include any fees or expenses of internal counsel to the Administrative Agent or any Lender.

h.Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or limited partnership, or an allocation of assets to a series of a limited liability company or limited partnership (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company or limited partnership shall constitute a separate Person hereunder (and each division of any limited liability company or limited partnership that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

i.[Reserved].

j.A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate.

k.Any Reference Rate Supplement relating to a currency overrides anything relating to that currency in:

i.Schedule 2.02(a) (Reference Rate Terms); or

ii.any earlier Reference Rate Supplement.

l.A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate overrides anything relating to that rate in:

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i.Schedule 2.02(b) (Daily Non-Cumulative Compounded RFR Rate); or

ii.any earlier Compounding Methodology Supplement.

m.The determination of the extent to which a rate is “for a period equal in length” to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

n.In this Agreement, any reference to:

i.an administration or dissolution includes, without limitation, bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de la faillite), reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), general settlement with creditors, reorganization, winding up or similar laws affecting the rights of creditors generally;

ii.a receiver, administrative receiver, administrator or the like includes, without limitation, a juge délégué, commissaire, juge-commissaire, liquidateur or curateur;

iii.a lien or security interest includes any hypothèque, nantissement, gage, privilège, sûreté réelle, droit de retention and any type of real security in rem (sûreté réelle) or agreement or arrangement having a similar effect and any transfer of title by way of security;

iv.by-laws or constitutive documents includes its up-to-date (restated) articles of association (statuts coordonnés);

v.a person being unable to pay its debts includes that person being in a state of cessation of payments (cessation de paiements); and

vi.a director or a manager includes an administrateur or a gérant.

1.03Accounting Terms.

a.Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP or IFRS applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements provided prior to the date of this Agreement; provided, however, that calculations of Attributable Indebtedness under any Synthetic Lease or the implied interest component of any Synthetic Lease shall be made by PRA Group, Inc. in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease.

b.Changes in GAAP or IFRS. If at any time any change in GAAP or IFRS would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP or IFRS (subject to the approval of the Required Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP or IFRS (as applicable) prior to such change therein.

c.Calculations. Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of the financial covenants in Section 8.11 (including for purposes of determining the Applicable Rate) shall be made on a Pro Forma Basis.

d.FASB ASC 825 and FASB ASC 470-20. Notwithstanding the above, for purposes of determining compliance with any covenant (including the computation of any
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financial covenant) contained herein, Indebtedness of PRA Group, Inc. and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

1.04Rounding.

Any financial ratios required to be maintained pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05Exchange Rates; Currency Equivalents.

a.The Administrative Agent shall determine the Dollar Equivalent amounts of Borrowings and Outstanding Amounts denominated in each other Agreed Currency. Such Dollar Equivalent shall become effective as of the date of a Borrowing or continuation and shall be the Dollar Equivalent of such amounts until the date of the subsequent Borrowing or continuation. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of each other Agreed Currency for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent.

b.Wherever in this Agreement in connection with a Borrowing, continuation or prepayment of an RFR Loan or Eurocurrency Rate Loan, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Loan is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent.

c.Without prejudice to the generality of the above, the Administrative Agent shall calculate the Dollar Equivalent of all outstanding Loans on each Revaluation Date. Such Dollar Equivalent shall become effective for all purposes under this Agreement (including, without limitation, for calculating the Total Revolving Outstandings) as of such Revaluation Date until the next Revaluation Date to occur.

1.06[Reserved].

1.07[Reserved].

1.08Times of Day.

Unless otherwise specified, all references herein to times of day shall be references to London time (British Summer Time or Greenwich Mean Time, as applicable).

1.09[Reserved].

1.10Third Party Rights.

a.Unless expressly provided to the contrary in a Loan Document a person who is not a party to such Loan Document has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or enjoy the benefit of any term of such Loan Document except that there is an exception to this in relation to Section 11.04(b) and (d).

b.Notwithstanding any term of any Loan Document, the consent of any person who is not a party to such Loan Document is not required to rescind or vary any Loan Document at any time.

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1.11Rates.

The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the ABR, the Term SOFR Reference Rate, Term SOFR, the Compounded Reference Rate, the Eurocurrency Rate or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the ABR, the Term SOFR Reference Rate, Term SOFR, the Compounded Reference Rate, the Eurocurrency Rate, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR or a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, the impact of which may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

2.01Commitments.

a.Revolving Loans. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower in the Agreed Currencies from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender’s Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the Total Revolving Outstandings shall not exceed the Borrowing Base, and (iii) the Revolving Exposure of any Revolving Lender shall not exceed such Lender’s Revolving Commitment. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Subject to Sections 3.02 and 3.03, Revolving Loans may be (i) with respect to Revolving Loans denominated in Dollars, Term SOFR Loans, (ii) with respect to Revolving Loans denominated in Euros, Eurocurrency Rate Loans or (iii) with respect to Revolving Loans denominated in Sterling, Compounded Rate Loans, in each case as further provided herein.

2.02Borrowings and Continuations of Loans.

a.Each Borrowing, and each continuation of a Loan shall be made upon the Borrower’s irrevocable notice (subject to Section 3.03(c)) to the Administrative Agent, and shall be given by a Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (London time) (i) in the case of a Term SOFR Borrowing, three (3) RFR Business Days prior to the date of the requested Borrowing, (ii) in the case of a Compounded Rate Loan, three (3) RFR Business Days prior to the date of the requested Borrowing, and (iii) in the case of a Eurocurrency Rate Borrowing, three (3) Eurocurrency Banking Days prior to the date of the requested Borrowing.

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b.Subject to Section 3.03, each Borrowing shall be comprised (A) in the case of Borrowings denominated in Dollars, entirely of Term SOFR Loans, (B) in the case of Borrowings denominated in Euros, entirely of Eurocurrency Rate Loans, and (C) in the case of Borrowings denominated in Sterling, entirely of Compounded Rate Loans, in each case as the Borrower may request in accordance herewith. Each Lender at its option may make any Loan by causing any branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

c.Each Borrowing in any Agreed Currency shall be in an aggregate amount of the Dollar Equivalent of $2,000,000 or a larger multiple of the Dollar Equivalent of $1,000,000; provided that a Borrowing in any Agreed Currency may be in an aggregate amount that is equal to the entire unused balance of the Commitments.

d.Each Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing, or a continuation of Loans, (ii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iii) the requested Agreed Currency and principal amount of Loans to be borrowed or continued and (iv) the duration of the Interest Period with respect thereto.

e.If the Borrower fails to deliver a timely and complete Loan Notice prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have selected that such Borrowing shall automatically be continued, bearing interest at a rate based upon the Compounded Reference Rate, Eurocurrency Rate or Term SOFR, as applicable, and with an Interest Period of one month at the end of such Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as such Event of Default is continuing, (i) no outstanding Borrowing may be continued and (ii) unless repaid as provided herein, each Borrowing shall automatically be converted to a request for the Borrowing of a CBR Loan in the applicable Alternative Currency or an ABR Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of any Borrowing in an Alternative Currency) at the end of the applicable Interest Period therefor.

f.Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount and currency of its Applicable Percentage of the applicable Loans, and if no timely notice of a continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any continuation of Revolving Loans, as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m (London time) on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either at the option of the Borrower by wire transfer of such funds to the Borrower or otherwise in accordance with instructions provided to (and acceptable to) the Administrative Agent by the Borrower.

g.[Reserved].

h.After giving effect to all Borrowings, and all continuations of Loans as the same Type, there shall not be more than 12 Interest Periods in effect with respect to all Loans at any time.

i.The Borrower may at any time and from time to time, upon prior written notice by the Borrower to the Administrative Agent, increase the Commitments in an aggregate amount not to exceed $200,000,000 (such that the Commitments will in no event exceed an aggregate total of $1,000,000,000); provided that:

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A.any such increase shall be in a minimum principal amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof, or such other integral amount as the Administrative Agent may agree in its reasonable discretion;

B.no Default or Event of Default shall exist and be continuing at the time of any such increase;

C.no existing Lender shall be under any obligation to increase its Commitment and any such decision whether to increase its Commitment shall be in such Lender’s sole and absolute discretion;

D.(1) any new Lender shall join this Agreement by executing such joinder documents reasonably required by the Administrative Agent and/or (2) any existing Lender electing to increase its Commitment shall have executed a commitment agreement reasonably satisfactory to the Administrative Agent; and as a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such increase signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (2) in the case of the Borrower, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.02(i), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01, and (y) no Default or Event of Default exists; and

E.Schedule 2.01 shall be deemed revised to include any increase in the Aggregate Revolving Commitments pursuant to this Section 2.02(i) and to include thereon any Person that becomes a Lender pursuant to this Section 2.02(i).

(j)    Cashless Settlement Mechanism. Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

2.03[Reserved].

2.04[Reserved].

2.05Prepayments.

a.Voluntary Prepayments.

i.Revolving Loans. The Borrower may, upon written notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that (A) such notice must be in substantially the form attached hereto as Exhibit M or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer and received by the Administrative Agent (i) in the case of prepayment of a Term SOFR Borrowing, not later than 11:00 a.m. (London time) three (3) RFR Business Days before the date of prepayment, (ii) in the case of prepayment of a Compounded Rate Borrowing, not later than 11:00 a.m. (London time) three (3) RFR Business Days before the date of prepayment, (iii) in the case of prepayment of a
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Eurocurrency Rate Borrowing, not later than 11:00 a.m. (London time) three (3) Eurocurrency Banking Days before the date of prepayment or (iv) in the case of prepayment of an ABR Loan or any CBR Loan, not later than 11:00 a.m. (London time) one Business Day before the date of prepayment; and (B) any such prepayment shall be in a principal amount of the Dollar Equivalent of $2,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date, currency and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, it shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Notwithstanding the foregoing, any such notice of a voluntary prepayment may be conditioned upon the happening or occurrence of a specified event, the proceeds of which are intended to be used to prepay such outstanding Loans, and thereafter revoked in the event that such specified event does not occur, or modified to extend the proposed prepayment, by not more than five (5) Business Days (or such longer postponement as reasonably agreed by the Administrative Agent). Any prepayment of a Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.06. Subject to Section 2.15, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. No more than four voluntary prepayments of Compounded Rate Loans at a time other than at the end of an Interest Period shall be made in any 12 month period (provided always that the Administrative Agent may agree in writing to additional voluntary prepayments in any 12-month period in its discretion).

b.Mandatory Prepayments of Loans.

i.Revolving Commitments.

A.If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments then in effect, the Borrower shall immediately prepay Revolving Loans in an aggregate amount equal to such excess.

ii.Dispositions. The Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of all Dispositions (other than Dispositions of debt portfolios (including, without limitation, any repurchase or substitution of any individual Receivable pursuant to the terms of a Purchase Agreement), NFR Assets or other assets in the ordinary course of business) to the extent such Net Cash Proceeds are not (x) reinvested in Eligible Assets within 270 days of the date of such Disposition or (y) committed to be invested in Eligible Assets within 270 days of the Borrower’s receipt of the Net Cash Proceeds from such Disposition and actually invested in such Eligible Assets within 365 days of the Borrower’s receipt of the Net Cash Proceeds from such Disposition; provided, however, the Borrower shall be permitted to retain Net Cash Proceeds from Dispositions to the extent such Net Cash Proceeds do not exceed $3,000,000 in the aggregate in any fiscal year. Any prepayment pursuant to this clause (ii) shall be applied as set forth in clause (vi) below.

iii.Debt Issuances. Promptly upon receipt by any Loan Party (other than PRA Group, Inc.) of the Net Cash Proceeds of any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of such Net Cash Proceeds (such prepayment to be applied as set forth in clause (vi) below).

iv.Extraordinary Receipts. The Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of all Extraordinary Receipts to the extent such Net Cash Proceeds are not (x) reinvested in Eligible Assets within 270 days of such Extraordinary Receipt or (y) committed to be invested in Eligible Assets within 270 days of the Borrower’s receipt of the Net Cash Proceeds from such Extraordinary Receipt and actually invested in such Eligible Assets within
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365 days of the Borrower’s receipt of the Net Cash Proceeds from such Extraordinary Receipt; provided, that the Borrower shall not be required to repay Extraordinary Receipts pursuant to this clause (iv) unless it shall have received aggregate Net Cash Proceeds of Extraordinary Receipts in excess of $3,000,000 at any time. Any prepayment pursuant to this clause (iv) shall be applied as set forth in clause (vi) below.

v.Borrowing Base. If for any reason 100% of the Total Revolving Outstandings at any time exceed the Borrowing Base, the Borrower shall, immediately following delivery of the relevant Borrowing Base Certificate, prepay Revolving Loans in an aggregate amount equal to such excess.

vi.Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.05(b) shall be applied rateably to the Revolving Loans without a corresponding permanent reduction of the Commitment.

All prepayments under this Section 2.05(b) shall be subject to Section 3.06, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment. Prepayments pursuant to this Section 2.05 shall not result in a permanent reduction in the Commitments in respect of any Revolving Loans so prepaid.

vii.[Reserved].

2.06Termination or Reduction of Revolving Commitments.

a.Optional Reductions. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments or from time to time the Borrower may permanently reduce the Revolving Commitments to an amount not less than the Outstanding Amount of Revolving Loans; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, and (iv) any such notice of optional commitment termination or optional commitment reduction may be conditioned upon the happening or occurrence of a specified event, the proceeds of which are intended to be used to refinance such commitments, and thereafter revoked in the event that such specified event does not occur, or modified to extend the proposed termination or reduction date, by no more than five (5) Business Days (or such longer postponement as reasonably agreed by the Administrative Agent).

b.[Reserved].

c.Notice. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Aggregate Revolving Commitments under this Section 2.06. Upon any reduction of the Aggregate Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount. All fees in respect of the applicable Commitments accrued until the effective date of any termination of the applicable Commitments shall be paid on the effective date of such termination.

2.07Repayment of Loans.

The Borrower shall repay to the applicable Lenders on the Maturity Date, the aggregate outstanding principal amount of all Revolving Loans of the Revolving Lenders.

2.08Interest.

a.Subject to the provisions of subsection (b) below, (i)  each Term SOFR Loan shall bear interest at a rate per annum equal to the Term SOFR for the Interest Period
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therefor plus the Applicable Rate, (ii) each Eurocurrency Rate Loan shall bear interest at a rate per annum equal to the applicable Eurocurrency Rate for the Interest Period therefor plus the Applicable Rate, (iii) each Compounded Rate Loan shall bear interest at a rate per annum equal to the Compounded Reference Rate therefor plus the Applicable Rate, (iv) each ABR Loan shall bear interest at the rate per annum equal to the ABR plus the Applicable Rate and (v) each CBR Loan shall bear interest at the rate per annum equal to the Central Bank Rate plus the Applicable Rate.

b.(i)    If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws until such amount is paid or the failure to pay such amount when due is waived.

(ii)    Upon the request of the Required Lenders, if any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws until such amount is paid or the failure to pay such amount when due is waived.

(iii)    Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws until such Event of Default is waived or cured.

(iv)    Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

c.Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

d.If any day during an Interest Period for a Compounded Rate Loan is not an RFR Business Day, the rate of interest on that Compounded Rate Loan for that day will be the rate applicable to the immediately preceding RFR Business Day

e.If any provision of this Agreement or of any of the other Loan Documents would obligate the Borrower or any Guarantor to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Lender of interest at a criminal rate then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Lender of interest at a criminal rate.

f.In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark.

g.The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for a Term SOFR Borrowing or a Eurocurrency Rate Borrowing upon determination of such interest rate.
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h.The Administrative Agent shall promptly upon a Compounded Rate Interest Payment being determinable notify:

i.the Borrower of that Compounded Rate Interest Payment;

ii.each Lender of the proportion of that Compounded Rate Interest Payment which relates to that Lender’s participation in the relevant Compounded Rate Loan; and

iii.the Lenders and the Borrower of each applicable rate of interest relating to the determination of that Compounded Rate Interest Payment.

i.The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any ABR Loan or CBR Loan upon determination of such interest rate.

j.[Reserved].

k.Nothing in paragraphs (g) to (i) shall require the Administrative Agent to make any notification to the Borrower or any Lender on a day which is not a Business Day.

l.The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by a Loan Party under a Loan Document shall be rounded to 2 decimal places.

2.09Fees.

a.Unused Fee. (i) the Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Percentage, an unused line fee at a rate per annum equal to the product of (A) the Applicable Rate times (B) the actual daily amount by which the Aggregate Revolving Commitments exceed the Outstanding Amount of Revolving Loans, subject to adjustment as provided in Section 2.15 (the “Unused Fee”). The Unused Fee shall accrue from and including the date on which the conditions precedent in Section 5.01 have been satisfied (or waived) and at all times thereafter during the Availability Period, including at any time during which one or more of the conditions in Section 5.02 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the date on which the conditions precedent in Section 5.01 have been satisfied (or waived), on the date of any reduction of the Revolving Commitments and on the Maturity Date; provided, that (A) no Unused Fee shall accrue on the Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (B) any Unused Fee accrued with respect to the Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender. The Unused Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

b.Fee Letter. The Borrower shall pay to the Administrative Agent fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.

2.10Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.

(a)    All computations of (i) interest shall be made on the basis of a year of 360 days (or in the case of interest computed by reference to the ABR or interest on any Loan denominated in Sterling, such interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year)), and (ii) fees shall be made on the basis of a year of 365 days and, in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or
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any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)    If, as a result of any restatement of or other adjustment to the financial statements of PRA Group, Inc. or for any other reason, PRA Group, Inc. or the Lenders reasonably determine that (i) the Consolidated Senior Secured Leverage Ratio as calculated by PRA Group, Inc. as of any applicable date after the date hereof was inaccurate and (ii) a proper calculation of the Consolidated Senior Secured Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to PRA Group, Inc. under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent or any Lender, as the case may be, under any provision of this Agreement to payment of any Obligations hereunder at the Default Rate. PRA Group, Inc.’s obligations under this paragraph shall survive the termination of the Aggregate Revolving Commitments and the repayment of all other Obligations hereunder.

2.11Evidence of Debt.

a.The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

b.In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12Payments Generally; Administrative Agent’s Clawback.

a.General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in the applicable Agreed Currency and in Same Day Funds not later than 2:00 p.m. (London time) on the date specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United Kingdom. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in any Agreed Currency (other than Dollars), the Borrower shall make such payment in Dollars in the Dollar Equivalent of the relevant payment amount in such Agreed Currency. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. (London time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Subject to the definition of “Interest Period”, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
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b.(i)    Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing and (B) in the case of a payment to be made by the Borrower in Dollars, the interest rate applicable to ABR Loans or in the case of other Agreed Currencies, in accordance with such market practice. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)    Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. With respect to a payment that the Administrative Agent make for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with the banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

c.Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

d.Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be
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responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).

e.Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.13Sharing of Payments by Lenders.

If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to PRA Group, Inc. or any Subsidiary thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.14[Reserved].

2.15Defaulting Lenders.

(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

i.Waivers and Amendment. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01.

ii.Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amount received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the
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Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to the pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

iii.Certain Fees.

A.No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(b)Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Defaulting Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided, that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01Taxes.

(a)Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

i.Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

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ii.If any Loan Party or the Administrative Agent shall be required by the Internal Revenue Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

iii.If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction for Indemnified Taxes been made. A payment shall not be increased under this Section 3.01(a)(iii) by reason of (A) a Tax Deduction imposed by the Grand Duchy of Luxembourg, if on the date on which the payment falls due the payment could have been made to the applicable Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date the Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became the Lender under this Agreement in (or in the interpretation, administration, or application of) any Laws or any published practice or published concession of any relevant taxing authority; or (B) a Tax Deduction on account of Tax imposed or withheld pursuant to the Grand Duchy of Luxembourg law of 23 December 2005, as amended, which introduces a 20 percent withholding tax on interest payments made by a paying agent established in Luxembourg to Luxembourg individual resident beneficial owners.

(b)Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes except in Luxembourg regarding registration duties (droits d’enregistrement) for any Luxembourg Tax payable due to a registration, submission or filing of this Agreement or any of the Loan Documents where such registration, submission or filing is not, or was not, required to maintain, preserve or enforce the rights of any party to this Agreement or any of the Loan Documents. Any stamp duty registration and other similar Taxes due in respect of a voluntary registration (in case of Luxembourg, which is not required to maintain, preserve or enforce the aforementioned rights) by any party to this Agreement or any of the Loan Documents will be paid by the relevant party.

(c)Tax Indemnifications.

i.Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or
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deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, except penalties or expenses that arise as a result of the bad faith, gross negligence or wilful misconduct of such Recipient as finally determined by a court of competent jurisdiction. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. This Section 3.01(c)(i) shall not apply with respect to any Tax assessed on the Lender under the law of the jurisdiction in which the Lender is incorporated or resident for tax purposes if that Tax is imposed on, or calculated by reference to, the net income received or receivable (but not any sum deemed to be received or receivable) by the Lender; or, to the extent a loss, liability or cost: (A) is compensated for by an increased payment under Section 3.01(a)(iii); (B) would have been compensated for by an increased payment under Section 3.01(a)(iii) but was not so compensated solely because the exclusions in Section 3.01(a)(iii) applied; or (C) relates to a FATCA Deduction required to be made by a Party.

ii.Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d)Evidence of Payments. Upon request by any Loan Party or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, each Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e)Status of Lenders; Tax Documentation.

i.Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent
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as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

ii.Without limiting the generality of the foregoing, in the event that any Loan Party is a U.S. Person,

A.any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

B.any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(I)    in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)    executed originals of Internal Revenue Service Form W-8ECI,

(III)    in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any Loan Party within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(IV)    to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a
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U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

C.any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

D.if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

iii.Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f)Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund (for the purposes of this Section 3.01(f), including any application thereof to another amount owed to the refunding Governmental Authority) of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to the Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

(g)Value Added Tax

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i.All amounts set out or expressed in a Loan Document to be payable by any party to any Finance Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to clause (ii) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any party under a Loan Document and that Finance Party is required to account to the relevant tax authority for the VAT, that party shall pay to the Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and such Finance Party shall promptly provide an appropriate VAT invoice to such party).

ii.If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Receiving Finance Party”) under a Loan Document and any party other than the Receiving Finance Party (the “Subject Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for such supply to the Supplier (rather than being required to reimburse the Receiving Finance Party in respect of that consideration):

A.(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Subject Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Receiving Finance Party must (where this clause (A) applies) promptly pay to the Subject Party an amount equal to any credit or repayment the Receiving Finance Party receives from the relevant tax authority which the Receiving Finance Party reasonably determines relates to the VAT chargeable on that supply; and

B.(where the Receiving Finance Party is the person required to account to the relevant tax authority for the VAT) the Subject Party must promptly, following demand from the Receiving Finance Party, pay to the Receiving Finance Party an amount equal to the VAT chargeable on that supply but only to the extent that the Receiving Finance Party reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

iii.Where a Loan Document requires any party to reimburse or indemnify a Finance Party for any cost or expense, that party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

iv.Any reference in this Section 3.01(g) to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member state of the European Union, including but not limited to the Value Added Tax Act 1994) so that a reference to a party shall be construed as a reference to that party or the relevant group or unity (or fiscal unity) of which that party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).

v.In relation to any supply made by a Lender to any party under a Loan Document, if reasonably requested by such Lender, that party must promptly provide such Lender with details of that party’s VAT registration and such other information as is reasonably requested in connection with such Lender’s VAT reporting requirements in relation to such supply.

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(h)Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

3.02Illegality.

If any Law has made it unlawful, or any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to any applicable RFR, Compounded Reference Rate (including the relevant Central Bank Rate), Daily Non-Cumulative Compounded RFR Rate, Eurocurrency Rate, the Term SOFR Reference Rate or Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to determine or charge interest rates based upon the applicable RFR, Compounded Reference Rate (including the relevant Central Bank Rate), Daily Non-Cumulative Compounded RFR, Eurocurrency Rate, the Term SOFR Reference Rate or Term SOFR, purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market then, upon notice thereof by such Lender to the Borrower through the Administrative Agent (an “Illegality Notice”), any obligation of the Lenders to make RFR Loans or Eurocurrency Rate Loans, as applicable, and any right of the Borrower to continue RFR Loans or Eurocurrency Rate Loans, as applicable, in the affected Agreed Currency or Agreed Currencies, shall be suspended, until each such affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, (i) convert all Term SOFR Loans denominated in Dollars to ABR Loans or (ii) convert all Compounded Reference Rate Loans or Eurocurrency Rate Loans denominated in an affected Alternative Currency to (i) CBR Loans in the affected Alternative Currency or (ii) ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency), in each case on the last day of the Interest Period therefor (or, if earlier, the last day of any applicable grace period permitted by law), if all affected Lenders may lawfully continue to maintain such Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Loans, as applicable, to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.06.

3.03Inability to Determine Rates.

With respect to any RFR Loan or Eurocurrency Rate Loan, subject to Section 3.04, if:

a.the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that:
(i)    if Term SOFR, Compounded Reference Rate or Eurocurrency Rate is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, “Term SOFR”, “Compounded Reference Rate” or “Eurocurrency Rate”, as applicable, cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period; or
(ii)    [reserved];
(b)    [reserved]; or
(c)    the Required Lenders determine that for any reason in connection with any request for such Loan or a continuation thereof that, if Term SOFR, Compounded Reference Rate or Eurocurrency Rate is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Term SOFR, Compounded Reference Rate or Eurocurrency Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loan during the applicable Interest Period, and the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Borrower and each applicable Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation
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of the Lenders to make Loans in each such Agreed Currency, and any right of the Borrower to or continue any Loan, in each such Agreed Currency, shall be suspended (to the extent of the affected RFR Loans or Eurocurrency Rate Loans or the affected Interest Periods) until the Administrative Agent (at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of or continuation of Loans in each such affected Agreed Currency (to the extent of the affected Loans or the affected Interest Periods) or, failing that, (I) in the case of any request for an affected Term SOFR Borrowing, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (II) in the case of any request for an affected Eurocurrency Rate Borrowing and Compounded Rate Loan, then such request shall be ineffective provided that if the circumstances giving rise to such notice do not affect the availability of the Central Bank Rate for any Alternative Currency, such request may, at the election of the Borrower, be made for a CBR Loan in the applicable Alternative Currency and (B)(I) any outstanding affected Term SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period and (II) any outstanding affected Eurocurrency Rate Loans and Compounded Rate Loans, at the Borrower’s election, shall either (1) be converted into CBR Loans at the end of the applicable Interest Period, (2) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of the amount in Euros or Sterling, as applicable) at the end of the applicable Interest Period or (3) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the date that is the earlier of (x) three Business Days after receipt by the Borrower of such notice or (y) the last day of the current Interest Period, the Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.06.
3.04Benchmark Replacement Setting.

(a)Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (London time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.04(a) will occur prior to the applicable Benchmark Transition Start Date.

(b)In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.04(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.04, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.04.

(d)Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate or EURIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent
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in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (i) the Borrower may revoke any pending request for an RFR Borrowing of or continuation of RFR Loans, or a Eurocurrency Rate Borrowing of or continuation of Eurocurrency Rate Loans, in each case, to be made or continued during any Benchmark Unavailability Period denominated in the applicable Agreed Currency and, failing that, (A) in the case of any request for any affected Term SOFR Borrowing, if applicable, the Borrower will be deemed to have converted any such request into a request for the Borrowing of an ABR Loan or conversion to ABR Loans in the amount specified therein, and (B) in the case of any request for any affected RFR Borrowing or Eurocurrency Rate Borrowing, in each case, in an Alternative Currency, if applicable, then such request shall be ineffective provided that if the circumstances giving rise to such notice do not affect the availability of the Central Bank Rate for any Alternative Currency, such request may, at the election of the Borrower, be made for a CBR Loan in the applicable Alternative Currency; and (ii)(A) any outstanding affected Term SOFR Loans, if applicable, will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period and (B) any outstanding affected Eurocurrency Rate Loans and Compounded Rate Loans, at the Borrower’s election, shall either (I) be converted into CBR Loans at the end of the applicable Interest Period, (II) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) at the end of the applicable Interest Period or (III) be prepaid in full immediately or, in the case of Eurocurrency Rate Loans, at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the earlier of (x) the date that is three Business Days after receipt by the Borrower of such notice and (y) the last day of the current Interest Period, the Borrower shall be deemed to have elected clause (I) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.06.

3.05Increased Costs.

(a)Increased Costs Generally. If any Change in Law shall:

i.impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

ii.subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (c) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

iii.impose on any Lender or any applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

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(b)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, such Lender, to a level below that which such Lender or such Lender’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a), (b) or (f) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

i.Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

3.06Compensation for Losses.

In the event of (a) the payment of any principal of any Eurocurrency Rate Loan or Term SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Rate Loan or Term SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any RFR Loan or Eurocurrency Rate Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.06(b) and is revoked in accordance therewith), or (d) the assignment of any Term SOFR Loan or Eurocurrency Rate Loan other than on the last day of the Interest Period applicable thereto, in either case, as a result of a request by the Borrower pursuant to Section 3.07(b), then, in any such event, the Borrower shall compensate each Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. In the case of a Term SOFR Loan or a Eurocurrency Rate Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Term SOFR Reference Rate or the Eurocurrency Rate (as applicable) that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable Agreed Currency of a comparable amount and period from other banks in the applicable offshore interbank market for such Agreed Currency, whether or not such Term SOFR Reference Rate or Eurocurrency Rate Loan (as applicable) was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

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3.07Mitigation Obligations; Replacement of Lenders.

(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.05, or any Loan Party is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender shall, as applicable, use commercially reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.05, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender, as the case may be, to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)Replacement of Lenders. If any Lender requests compensation under Section 3.05, or if any Loan Party is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.07(a), the Borrower may replace such Lender in accordance with Section 11.13.

3.08Survival.

All of the Borrower’s obligations under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent.

ARTICLE IV

GUARANTY

4.01The Guaranty.

(a)Each of the Guarantors hereby jointly and severally guarantees to each Lender and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, or otherwise) in accordance with the terms of such extension or renewal.

(b)[Reserved].

(c)Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable national or state law.

4.02Obligations Unconditional.

a.The obligations of the Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any law or regulation or other circumstance whatsoever which might
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otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than the defense that the Obligations have been paid in full), it being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article IV until such time as the Obligations have been paid in full and the Commitments have expired or terminated.

b.[Reserved].

c.Without limiting the generality of the foregoing sections (a) and (b), it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:

i.at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

ii.any of the acts mentioned in any of the provisions of any of the Loan Documents shall be done or omitted;

iii.the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, or any other agreement or instrument referred to in the Loan Documents shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

iv.any Lien granted to, or in favour of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or

v.any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, or any other agreement or instrument referred to in the Loan Documents, or against any other Person under any other guarantee of, or security for, any of the Obligations.

d.Without prejudice to the generality of Section 4.02(c), each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Loan Documents and/or any facility or amount made available under any of the Loan Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

4.03Reinstatement.

a.The obligations of the Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization
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or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable and documented costs and expenses (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of one primary outside counsel to the Administrative Agent and the Lenders, taken as a whole, and in the event of any actual or potential conflict of interest, one additional counsel for each Lender subject to such conflict) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

4.04Certain Additional Waivers.

Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of rights of contribution pursuant to Section 4.06.

4.05Remedies.

(a)The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

4.06Rights of Contribution.

The Guarantors and the Borrower agree among themselves that, in connection with payments made hereunder, each Guarantor and the Borrower shall have contribution rights against the other Guarantors and the Borrower as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors and the Borrower under the Loan Documents and neither the Borrower nor any Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated.

4.07Guarantee of Payment; Continuing Guarantee.

a.The guarantee given by the Guarantors in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

4.08[Reserved].

4.09Guarantee Limitations.

The guarantee given by the Guarantors in this Article IV does not apply to any liability to the extent that it would result in this guarantee constituting unlawful financial assistance within the meaning of ss678 or 679 Companies Act 2006 or any equivalent and applicable provisions under the laws of incorporation of the relevant Guarantor and, with respect to any entity which becomes a Guarantor after the Closing Date, is subject to any limitations set out in the Joinder Agreement applicable to such Guarantor

4.10Appointment of PRA Group (UK) Limited.

Each of the Loan Parties hereby appoints PRA Group (UK) Limited to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic
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platforms entered into in connection herewith and agrees that (a) PRA Group (UK) Limited may execute such documents and provide such authorizations on behalf of such Loan Parties as PRA Group (UK) Limited deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent or a Lender to PRA Group (UK) Limited shall be deemed delivered to each Loan Party and (c) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by PRA Group (UK) Limited on behalf of each of the Loan Parties.

ARTICLE V

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS; CONDITIONS SUBSEQUENT

5.01Conditions of Initial Credit Extension.

This Agreement shall become effective upon and the obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)Loan Documents. Receipt by the Administrative Agent of executed counterparts of this Agreement and the other Loan Documents, each properly executed by a Responsible Officer of the signing Loan Party and, in the case of this Agreement, by each Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

(b)Opinions of Counsel. Receipt by the Administrative Agent of opinions of legal counsel to (i) the Credit Parties, in relation to a legal opinion in relation to matters of English law (ii) the Credit Parties in relation to a Luxembourg law enforceability legal opinion, (iii) the Loan Parties in relation to a Luxembourg law capacity opinion, and (iv) the Loan Parties in relation to matters of Delaware law, in each case addressed to the Administrative Agent and each Lender, dated as of the Closing Date, and in form and substance reasonably satisfactory to the Administrative Agent.

(c)No Material Adverse Change. There shall not have occurred a material adverse change, since December 31, 2021, in the business, assets, properties or financial condition of the Borrower and UK Guarantor, taken as a whole.

(d)Litigation. There shall not exist any action, suit, investigation or proceeding pending or to the knowledge of the Borrower, threatened in any court or before an arbitrator or Governmental Authority as to which there is a reasonable likelihood of an adverse determination with respect to any Loan Party and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(e)Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of a certificate of a manager (administrateur), director, secretary or assistant secretary of each Loan Party, PRA Group Europe Holding S.à r.l. and PRA Group Europe Holding II S.à r.l. (which shall be an original or pdf copy (followed promptly by originals)), dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel attaching:

i.copies of the Organization Documents of each Loan Party, PRA Group Europe Holding S.à r.l. and PRA Group Europe Holding II S.à r.l. (certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization (where applicable));

ii.copies of the resolutions of its Board of Managers, Directors, shareholders, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party;

iii.copies of such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party, PRA Group Europe Holding S.à r.l. and PRA Group Europe Holding II S.à r.l. as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible
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Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

iv.copies of such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party, PRA Group Europe Holding S.à r.l. and PRA Group Europe Holding II S.à r.l. is duly organized or formed, and is validly existing, in good standing (where applicable) and qualified to engage in business in its jurisdiction or state (as applicable) of organization, formation or incorporation; in respect of a Loan Party incorporated in Luxembourg: (1) a certified extract (extrait) from the Luxembourg Companies Register dated not earlier than two (2) Business Days prior to the date of this Agreement, certified by an authorized signatory of the relevant Loan Party, and (2) a certified negative certificate (certificat de non-inscription d’une décision judiciaire) from the Luxembourg Companies Register in respect of the relevant Loan Party and dated not earlier than two (2) Business Days prior to the date of this Agreement, stating that no judicial decision has been registered with the Luxembourg Companies Register by application of article 13, items 2 to 12 and article 14 of the Luxembourg law dated 19 December 2002 relating to the register of commerce and companies, certified by an authorized signatory of the relevant Loan Party.

(f)Perfection and Priority of Liens. Receipt by the Administrative Agent of the following:

i.searches of any relevant security registers in the jurisdiction of formation or incorporation of each Loan Party or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens, including, in respect of the Borrower, a copy of its shareholders’ register reflecting the recording therein of the Lux Share Pledge Agreement;

ii.all relevant filings, notifications, acknowledgements or financing statements, as applicable, for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral; and

iii.to the extent not already in possession of the Administrative Agent, all certificates evidencing any certificated Equity Interests pledged to the Administrative Agent pursuant to the UK Shares Charge, together with duly executed in blank and undated stock powers attached thereto,

(g)Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Loan Parties (other than PRA Group Inc.) evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents.

(h)Borrowing Base Certificate. Receipt by the Administrative Agent of a Borrowing Base Certificate for the month ended February 28, 2022.

(i)Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that (i) the conditions specified in Sections 5.01(c) and (d) and Sections 5.02(a) and (b) have been satisfied and (ii) the Borrower and UK Guarantor (after giving effect to the transactions contemplated hereby and the incurrence of Indebtedness related thereto) are Solvent on a consolidated basis.

(j)U.S. Credit Facility. Evidence that the U.S. Credit Facility has been amended to enable the Loan Parties to enter into the Loan Documents and to perform their obligations under them without being in breach of the restrictive covenants set out in the U.S. Credit Facility.

(k)Fees. Receipt by the Administrative Agent and the Lenders of any fees required to be paid on or before the Closing Date.

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(l)Attorney Costs. Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(m)European Multicurrency Revolving Credit Facility. (a) Evidence that the European Multicurrency Revolving Credit Facility has been amended to enable the Loan Parties to enter into the Loan Documents and to perform their obligations under them without being in breach of the restrictive covenants set out in the European Multicurrency Revolving Credit Facility and (b) evidence that all Liens granted over the assets of the UK Guarantor (including, without limitation, over the shares in the UK Guarantor) have been released and terminated.

(n)Know your customer. Completion of, and compliance with, all applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(o)PSC register. In respect of each company incorporated in the United Kingdom whose shares are the subject of the Collateral Documents (a “Charged Company”), either (A) a certificate of an authorised signatory of PRA Group, Inc. certifying that (x) it and each of its Subsidiaries has complied within the relevant timeframe with any notice it has received pursuant to Part 21A Companies Act 2006 from that Charged Company and (y) no “warning notice” or “restrictions notice” (in each case as defined in Schedule 1B Companies Act 2006) has been issued in respect of those shares, together with a copy of the “PSC register” (within the meaning of section 790C(10) Companies Act 2006) of that Charged Company, which is certified by an authorised signatory of PRA Group, Inc. to be correct, complete and not amended or superseded as at a date no earlier than the date of this Agreement, or (B) a certificate of an authorised signatory of PRA Group, Inc. certifying that such Charged Company is not required to comply with Part 21A Companies Act 2006.

(p)Financial Statements. The Lenders shall have received (i) audited consolidated financial statements of (x) PRA Group, Inc. and its Subsidiaries on a consolidated basis for the fiscal year ending 2021 and (y) PRA Group (UK) Limited for the fiscal year ending 2020 and (ii) satisfactory projections through to the end of the fiscal year December 31, 2024.

Without limiting the generality of the provisions of the last paragraph of Section 11.03, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

5.02Conditions to all Credit Extensions.

The obligation of each Lender to honour any Request for Credit Extension is subject to the following conditions precedent:

a.The representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 5.02, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01.

b.No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

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c.The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

5.03Conditions Subsequent

The Borrower shall procure that, within 30 days of the Closing Date:

(a)the Norwegian Account Pledge Agreement shall be entered into, together with all supporting documentation (such as board resolutions, certificates and opinions, substantially in accordance with the requirements set out in Section 5.01(b) and (e) (including, without limitation, a legal opinion of Norwegian counsel acceptable to the Administrative Agent)) requested by the Administrative Agent; and

(b)such amendments (if any) as are recommended by Norwegian counsel to the Administrative Agent shall be made to this Agreement to reflect the mechanics for the holding of Norwegian law security.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

The Loan Parties represent and warrant to the Administrative Agent and the Lenders that:

6.01Existence, Qualification and Power.

Each Loan Party (a) is duly organized or formed, validly existing and (where such concept is applicable) in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.02Authorization; No Contravention.

The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not (a) violate the terms of any of such Person’s Organization Documents; (b) violate (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law in any material respect (including, without limitation, Regulation U or Regulation X issued by the FRB) except in each case referred to in clauses (b)(i) and (b)(ii), to the extent that such conflict, breach, creation, payment or violation could not reasonably be expected to have a Material Adverse Effect.

6.03Governmental Authorization; Other Consents.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, any Loan Party, or the admissibility in evidence, of this Agreement or any other Loan Document in each Loan Party’s jurisdiction of incorporation other than (a) those that have already been obtained and are in full force and effect, (b) filings to perfect the Liens created by the Collateral Documents and (c) those that the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

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6.04Binding Effect.

Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms (subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies whether in a proceeding at law or in equity).

6.05Financial Statements; No Material Adverse Effect.

(a)The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of PRA Group, Inc. and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other material liabilities, direct or contingent, of PRA Group, Inc. and its Subsidiaries as of the date thereof which would be required to be disclosed by GAAP.

(b)Each set of audited financial statements of the UK Guarantor provided pursuant to Section 5.01(p) were prepared in accordance with IFRS consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the UK Guarantor as of the date thereof and its results of operations for the period covered thereby in accordance with IFRS consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other material liabilities, direct or contingent, of the UK Guarantor as of the date thereof which would be required to be disclosed by IFRS.

(c)From the date of the Audited Financial Statements to and including the Closing Date, there has been no Disposition by any Loan Party, or any Involuntary Disposition, of any material part of the business or property of the Loan Parties and no purchase or other acquisition by any of them of any business or property (including any Equity Interests of any other Person) material to the Loan Parties, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date.

(d)(i) The financial statements delivered pursuant to Section 7.01(a) and (b) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 7.01(a) and (b)) and present fairly in all material respects (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of PRA Group, Inc. and its Subsidiaries as of the dates thereof and for the periods covered thereby and (ii) the financial statements delivered pursuant to Section 7.01(c) and (d) have been prepared in accordance with IFRS (except as may otherwise be permitted under Section 7.01(c) and (d)) and present fairly in all material respects (on the basis disclosed in the footnotes to such financial statements) the financial condition, results of operations and cash flows of each relevant Contributing Guarantor as of the dates thereof and for the periods covered thereby.

(e)Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

6.06Litigation.

    There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened or contemplated, in arbitration or before any court or Governmental Authority, by or against any Loan Party or against any of their properties or revenues (a) that purport to materially and adversely affect this Agreement or any other Loan Document, or any of the transactions contemplated hereby or (b) as to which there is a reasonable likelihood of an adverse determination with respect to such Loan Party and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

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6.07No Default.

a.No Loan Party is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect.

b.No Default has occurred and is continuing.

6.08Ownership of Property; Liens.

Each Loan Party has good, valid and marketable title to all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of each Loan Party is subject to no Liens, other than Permitted Liens.

6.09Environmental Compliance.

Except as could not reasonably be expected to have a Material Adverse Effect:

(a)Each of the Facilities and all operations of any Loan Party at the Facilities are in compliance with all applicable Environmental Laws, and there is no violation by them of any applicable Environmental Law with respect to the Facilities or the Businesses, and to the knowledge of the Loan Parties there are no conditions relating to the Facilities or the Businesses that would likely give rise to the liability of any Loan Party under any applicable Environmental Laws.

(b)To the knowledge of the Loan Parties, none of the Facilities contains, or has previously contained, any Hazardous Materials at, on or under the Facilities in amounts or concentrations that constitute or constituted a violation by a Loan Party of, or would likely give rise to liability of any Loan Party under, applicable Environmental Laws.

(c)No Loan Party has received any written notice of, or written inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Facilities or the Businesses, nor does any Responsible Officer of any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened.

(d)No Loan Party, or to the knowledge of any Loan Party, any other Person, has transported or disposed of Hazardous Materials from the Facilities, or generated, treated, stored or disposed of Hazardous Materials at, on or under any of the Facilities or any other location, in each case in violation of, or in a manner that would be reasonably likely to give rise to the liability of any Loan Party under any applicable Environmental Law.

(e)No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Loan Parties, threatened, under any Environmental Law against any Loan Party nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Loan Party or the Businesses.

(f)To the knowledge of the Loan Parties, there has been no release or threat of release of Hazardous Materials arising from or related to the operations (including, without limitation, disposal) of any Loan Party in connection with the Facilities or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that would likely give rise to the liability of any Loan Party under Environmental Laws.

6.10Insurance.

The properties of the Loan Parties are insured with insurance companies that the Borrower believes are financially sound and reputable (and are not Affiliates of the Loan Parties), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party operates. The insurance coverage of the Loan Parties as in effect on the Closing Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 6.10.
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6.11Taxes.

Except as disclosed in PRA Group, Inc.’s Form 10Q or Form 10K filings with the SEC prior to the Closing Date, the Loan Parties have filed all national, federal and state income and other material tax returns and reports required to be filed, and have paid all national, federal and state income and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Loan Party that would, if made, have a Material Adverse Effect. No Loan Party is party to any tax sharing agreement as of the Closing Date.

6.12ERISA Compliance; Pensions.

(a)There are no pending or, to the knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any applicable Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(b)(i) [reserved]; (ii) no ERISA Event has occurred and neither PRA Group, Inc. nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (iii) PRA Group, Inc. and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iv) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is sixty percent (60%) or higher, other than for any Pension Plan with respect to which the failure to attain such percentage would not reasonably be expected to result in a Material Adverse Effect; (v) neither PRA Group, Inc. nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums and there are no premium payments which have become due that are unpaid; (vi) neither PRA Group, Inc. nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vii) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PGBC to institute proceedings under Title IV of ERISA to terminate any such Pension Plan or Multiemployer Plan in any case, other than the occurrence of any event or condition described in this Section 6.12(b) that has not resulted or could not reasonably be expected to result in a Material Adverse Effect.

(c)Except as would not reasonably be expected to result in a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other applicable national, federal or state laws; (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favourable determination, opinion or advisory letter from the Internal Revenue Service to the effect that the form of such Pension Plan is qualified under Section 401(a) of the Internal Revenue Code (or an application for such a letter has been sent to be processed by the Internal Revenue Service) and to the knowledge of the Loan Parties, nothing has occurred that would prevent, or cause the loss of, such tax-qualified status

(d)The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans as Collateral or to satisfy the Borrower’s obligations under the Loans or the Commitments.

(e)None of the Loan Parties or any of their Affiliates is or has at any time been (i) an employer (for the purposes of sections 38 to 51 of the United Kingdom’s Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the United Kingdom’s Pensions Schemes Act 1993) or (ii) “connected” with or an “associate” (as those terms are used in sections 38 and 43 of the United Kingdom’s Pensions Act 2004) of such an employer.
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6.13Subsidiaries.

Set forth on Schedule 6.13 is a complete and accurate list as of the Closing Date of each Subsidiary of any Loan Party, together with (i) jurisdiction of formation, (ii) number and percentage of outstanding shares of each class owned by any Loan Party or any Subsidiary and (iii) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Equity Interests of each Subsidiary of any Loan Party is validly issued and, to the extent applicable, fully paid and non-assessable.

6.14Margin Regulations; Investment Company Act.

(a)The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 8.01 or Section 8.05 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 9.01(e) will be margin stock.

(b)No Loan Party incorporated in the United States is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

6.15Disclosure.

No written report, certificate or other information (other than projections, pro forma financial information and information of a general economic or industry nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender on or before the Closing Date in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, as and when furnished, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not materially misleading, in light of the circumstances under which such statements were made and after giving effect to any updates of the written reports, certificates or other information provided to the Administrative Agent or any Lender from time to time. With respect to projected financial information, pro forma financial information and information of a general economic or industry nature, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time made, it being understood and recognized by the Administrative Agent and the Lenders, that projections, by their nature, are inherently uncertain and subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and no assurances are being given by the Loan Parties that the results reflected in such projections will be achieved, that actual results may differ and that such differences may be material.

6.16Compliance with Laws.

Each Loan Party is in compliance with the requirements of all Laws applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.17Intellectual Property; Licenses, Etc.

Each Loan Party owns all of the trademarks, service marks, trade names, copyrights, patents, patent rights and other intellectual property rights (collectively, “IP Rights”) that they purport to own and all contracts pursuant to which any Loan Party are granted rights from a third party to use IP Rights material to its business are valid and binding, except, in each case, where failure to own such rights or possess such valid and binding contractual rights could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.17 is a list of all IP Rights registered or pending registration with the United States Copyright Office, the United States Patent and Trademark Office or the European Patent Office and owned by each Loan Party (other than PRA Group, Inc.) as of the
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Closing Date. Except for such claims and infringements that could not reasonably be expected to have a Material Adverse Effect, (i) no claim has been asserted and is pending by any Person against any Loan Party before any Governmental Authority challenging or questioning the use by any Loan Party of any IP Rights or the validity or effectiveness of any IP Rights owned by any Loan Party, nor does any Loan Party know of any reasonable basis for such claim, and, (ii) to the knowledge of the Loan Parties, the use of any IP Rights by any Loan Party or the granting of a right or a license in respect of any IP Rights by any Loan Party does not infringe on the rights of any Person. As of the Closing Date, none of the IP Rights owned by any of the Loan Parties is subject to any licensing agreement or similar arrangement except for trademark licenses granted to Affiliates of Loan Parties in the ordinary course of business and implied licenses granted by any Loan Party to third parties in the ordinary course of business in connection with the sale, lease or transfer of products or as set forth on Schedule 6.17.

6.18Solvency.

The Borrower and the Contributing Guarantors are Solvent on a consolidated basis.

6.19Perfection of Security Interests in the Collateral.

Except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws affecting creditors’ rights generally, the provisions of the Collateral Documents create valid and effective security interests in, and Liens on, the Collateral purported to be covered thereby, upon (i) the filing of appropriate financing statements (if any) or registration forms in the applicable financing offices (including in the case of the UK Guarantor, Companies House in the United Kingdom), (ii) the taking possession or control by the Administrative Agent of collateral with respect to which a security interest may be perfected only by possession or control, (iii) the filing or recording of mortgages, if any, in the applicable recording offices or registries, (iv) the recording in the shareholders’ register of the Borrower of the Lux Share Pledge Agreement, and (v) any equivalent notification requirements in relation to the Norwegian Account Pledge Agreement, in each case, together with the payment of any applicable filing fees.

6.20Business Locations.

Set forth on Schedule 6.20(a) is the tax payer identification number (or equivalent, if any) and company or other organizational identification number of each Loan Party as of the Closing Date. The exact legal name and state or other jurisdiction of organization of each Loan Party is as set forth on the signature pages hereto. Except as set forth on Schedule 6.20(b), no Loan Party has during the five years preceding the Closing Date (i) changed its legal name, (ii) changed its state or other jurisdiction of formation, or (iii) been party to a merger, consolidation or other change in structure.

6.21Labour Matters.

There are no collective bargaining agreements or Multiemployer Plans covering the employees of any Loan Party as of the Closing Date and no Loan Party has suffered any strikes, walkouts, work stoppages or other material labour difficulty within the last five years.

6.22OFAC; Anti-Corruption Laws.

(a)    No Loan Party, nor, to the knowledge of any Loan Party, any director, officer, employee, agent or representative thereof, (i) is located, organized or residing in any Designated Jurisdiction, (ii) is a Person on OFAC’s list of “Specially Designated Nationals and Blocked Persons”, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets and Investment Ban List or any similar list enforced by another relevant Sanctions authority or (iii) subject to any Sanctions. The Loan Parties will not directly or, to the knowledge of the Loan Parties, after due inquiry, indirectly, use the proceeds of the Loans for the purpose of financing the activities of any Person that is the subject of, or in any country or territory that at such time is the subject of, any Sanctions.

(b)    The Loan Parties have conducted their business in all material respects in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation applicable to the Loan Parties in other jurisdictions.

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6.23[Reserved].

6.24Affected Financial Institution.

No Loan Party is an Affected Financial Institution.

6.25[Reserved].

6.26Centre of Main Interests and Establishments

For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) or the Insolvency (England and Wales) Rules 2016 (as applicable) (together, the “Regulations”), the centre of main interest (as that term is used in the Regulations) of each Loan Party (other than PRA Group, Inc.) is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used the Regulations) in any other jurisdiction.

6.27DAC-6

No transaction contemplated by the Loan Documents nor any transaction to be carried out in connection with any transaction contemplated by the Transaction Documents meets any hallmark set out in Annex IV of the Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU.

ARTICLE VII

AFFIRMATIVE COVENANTS

    So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied the Loan Parties (provided that, for the purposes of this Article VII, the term “Loan Party” shall not include PRA Group, Inc., except where expressly stated) shall:

7.01Financial Statements.

Deliver to the Administrative Agent:

(a)upon the earlier of the date that is ninety days after the end of each fiscal year of PRA Group, Inc. or the date such information is filed with the SEC, a consolidated balance sheet of PRA Group, Inc. and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (it being understood that such financial statements and opinions may be furnished if included therein, in the form of PRA Group, Inc.’s annual report on Form 10-K and any related annual report filed with the SEC);

(b)upon the earlier of the date that is forty-five days after the end of each of the first three fiscal quarters of each fiscal year of PRA Group, Inc. or the date such information is filed with the SEC, a consolidated balance sheet of PRA Group, Inc. and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of PRA Group, Inc.’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of PRA Group, Inc. as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of PRA Group, Inc. and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes (it being
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understood that such financial statements may be furnished if included therein, in the form of PRA Group, Inc.’s quarterly report on Form 10-Q filed with the SEC);

(c)upon the earlier of the date that is two hundred and seventy (270) days after the end of each fiscal year of PRA Group, Inc. or the date such information is filed with Companies House (or other relevant body in the case of a Contributing Guarantor incorporated outside England and Wales) the annual audited financial statements of each Contributing Guarantor, prepared in accordance with IFRS, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and

(d)no later than the date that is ninety days after the end of each fiscal year of PRA Group, Inc. a balance sheet of each Contributing Guarantor as at the end of such fiscal year, and the related statements of income or operations, all in reasonable detail and prepared in accordance with GAAP and certified by a director of the relevant Contributing Guarantor as fairly presenting the financial condition of that Contributing Guarantor as at the date as to which those financial statements were drawn up.

7.02Certificates; Other Information.

Deliver to the Administrative Agent:

a.concurrently with the delivery of the financial statements referred to in Sections 7.01(a), (b), (c) and (d), (i) a duly completed Compliance Certificate signed by a Responsible Officer of PRA Group, Inc. and (ii) an Asset Pool Report;

b. within thirty days after the end of each calendar month beginning with the calendar month ending March 31, 2022, a duly completed Borrowing Base Certificate signed by a Responsible Officer of the Borrower;

c. no more than ninety days after the end of each fiscal year of PRA Group, Inc., beginning with the fiscal year ending December 31, 2022, an annual business plan and budget of PRA Group, Inc. and its Subsidiaries for such fiscal year;

d.promptly after the same are filed with the SEC, copies of each annual report, proxy or financial statement or other report or communication sent to the equity holders of PRA Group, Inc., and copies of all annual, regular, periodic and special reports and registration statements which a Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

e.promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or written recommendations submitted to the board of directors (or the audit committee of the board of directors) of PRA Group, Inc. by independent accountants in connection with the accounts or books of PRA Group, Inc. or any Subsidiary, or any audit of any of them;

f.promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request;

g.concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate of a Responsible Officer of the Borrower (i) listing (A) all applications by any Loan Party (other than PRA Group, Inc.), if any, for Intellectual Property (as such term as defined in the UK Security Agreement) made since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date), (B) all issuances of registrations or letters on existing applications by any Loan Party (other than PRA Group, Inc.)for Intellectual Property (as such term as defined in the UK Security Agreement) received since the date of the prior certificate (or, in the case of the first such
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certificate, the Closing Date), and (C) all Intellectual Property (as such term as defined in the UK Security Agreement) entered into by any Loan Party (other than PRA Group, Inc.)since the date of the prior certificate (or, in the case of the first such certificate, the Closing Date) and (ii) attaching the insurance binder or other evidence of insurance for any insurance coverage of any Loan Party (other than PRA Group, Inc.) that was renewed, replaced or modified during the period covered by such financial statements; and

h.promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws, and, with respect to any Beneficial Ownership Certification delivered to any Lender, promptly after a Responsible Officer of the Borrower has knowledge notify the Administrative Agent of any change in the information provided that would result in a change to the list of beneficial owners identified in such certification.

i.To the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification promptly following any change in the information provided in the Beneficial Ownership Certification delivered to any Lender in relation to such Loan Party that would result in a change to the list of beneficial owners identified in such certification.

Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which PRA Group, Inc. posts such documents, or provides a link thereto on PRA Group, Inc.’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on PRA Group, Inc.’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that: if notifications are no longer provided by the SEC’s website, PRA Group, Inc. shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to PRA Group, Inc. or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to PRA Group, Inc. or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Side Information;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not designated as “Public Side Information.”

If and to the extent Data Protection Laws apply to personal data processed (as defined in the relevant Data Protection Laws) by any party in connection with the performance of their obligations under, or in connection with, the Loan Documents, where a Loan Party has provided personal data (as defined in the relevant Data Protection Laws) to the Administrative Agent and/or the Lenders, it hereby confirms that it has provided all notices required to, and obtained all consents (if required by the relevant Data Protection Laws) from, data subjects (as defined in the relevant Data Protection Laws) to enable the use, disclosure and processing of such personal data (as defined in the relevant Data Protection Laws) by the relevant Loan Party, the Administrative Agent and the Lenders in
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accordance with their respective obligations under applicable Data Protection Laws for the purposes contemplated under the Loan Documents.

7.03Notices.

(a)Promptly after a Responsible Officer of the Borrower has knowledge thereof, notify the Administrative Agent of the occurrence of any Default (provided that if such Default is subsequently cured within the time periods set forth herein, the failure to provide notice of such default shall not itself result in an Event of Default hereunder).

(b)Promptly after a Responsible Officer of the Borrower has knowledge thereof, notify the Administrative Agent of any matter that has resulted, or to any Loan Party’s knowledge, could reasonably be expected to result in a Material Adverse Effect.

(c)Promptly after a Responsible Officer of the Borrower has knowledge thereof, notify the Administrative Agent of the occurrence of any ERISA Event that could reasonably be expected to result in liability to any Loan Party in excess of the Threshold Amount.

(d)Promptly notify the Administrative Agent of any material change in accounting policies or financial reporting practices by PRA Group, Inc. or any Loan Party (other than as required by Law, GAAP or IFRS).

Each notice pursuant to this Section 7.03(a) through (d) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the applicable Loan Party has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with reasonable particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

7.04Payment of Obligations.

Pay and discharge, as the same shall become due and payable, all its material obligations and liabilities, including (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP or, in the case of the UK Guarantor, IFRS are being maintained by the Loan Party; and (b) all lawful claims which, if unpaid, would by law become a Lien upon its property (other than a Permitted Lien).

7.05Preservation of Existence, Etc.

a.Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or 8.05.

b.[reserved].

c.Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary in the operation of its business as then being conducted, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

d.Preserve or renew all of its material registered patents, copyrights, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

7.06Maintenance of Properties.

(a)Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business as then being conducted in good working order and condition, ordinary wear and tear and Involuntary Dispositions excepted.

(b)Make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
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7.07Maintenance of Insurance.

    Maintain in full force and effect insurance (including worker’s compensation insurance (where applicable), liability insurance, casualty insurance and business interruption insurance) with insurance companies that the Borrower believes to be financially sound and reputable and are not Affiliates of any Loan Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party operates. Each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled.

7.08Compliance with Laws.

Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

7.09Books and Records.

a.Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP and, where relevant, IFRS in all material respects consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party, as the case may be.

b.Maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Loan Party, as the case may be.

7.10Inspection Rights; Calculation of Reserves

(a)Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants and at such reasonable times during normal business hours, upon reasonable advance notice to the Borrower and subject to reasonable requests for confidentiality, including as may be required by Law or contract; provided, however, that unless an Event of Default exists, the Borrower shall not be required to pay expenses relating to more than one inspection by the Administrative Agent in any calendar year; provided further, that the applicable Loan Party may, at its option, have one or more employees or representatives present at any inspection, examination or discussion; provided further that when an Event of Default has occurred and is continuing the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice.

(b)At the same time as the Compliance Certificate provided with the financial statements referred to in Section 7.01(c), the Borrower shall provide the Administrative Agent with a revised calculation of the applicable Reserves for each Contributing Guarantor (such calculation to take account of all then-current local Laws in relation to priority creditors), together with all relevant information it used to calculate the amount of the Reserves in relation to each Contributing Guarantor. In the event that the Administrative Agent confirms in writing that any revised calculations are satisfactory to it (acting reasonably), such revised figures, shall replace the then-current amount of Reserves in relation to the applicable Contributing Guarantor(s).

7.11Use of Proceeds.

Use the proceeds of the Credit Extensions (a) to refinance certain existing intercompany Indebtedness, (b) to finance working capital, capital expenditures, Permitted Acquisitions and the purchase of debt portfolios and (c) for other general corporate purposes, provided that in no event
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shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document.

7.12Additional Subsidiaries.

Within thirty (30) days (or such longer period as may be agreed by the Administrative Agent in its reasonable discretion) after the acquisition or formation of any Subsidiary of the Borrower or any Contributing Guarantor:

(a)notify the Administrative Agent thereof in writing, together with the (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Borrower or the applicable Contributing Guarantor and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; and

(b)(unless agreed otherwise in writing by the Administrative Agent) cause such Person which becomes a Subsidiary of the Borrower or any Contributing Guarantor to (i) become a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement or such other documents as the Administrative Agent shall deem appropriate for such purpose, (ii) deliver to the Administrative Agent documents of the types referred to in Sections 5.01(e) and (f) and (iii) deliver to the Administrative Agent documents in compliance with the requirements set out in Section 7.14 and if reasonably requested by the Administrative Agent, opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)), all in form and content reasonably satisfactory to the Administrative Agent.

7.13ERISA Compliance; Pensions.

(a)Do, and cause each of its ERISA Affiliates to make all required contributions to any Pension Plan subject to Section 412, Section 430 or Section 431 of the Internal Revenue Code.

(b)Ensure that no Loan Party or any of its Affiliates becomes an employer (for the purposes of sections 38 to 51 of the United Kingdom’s Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the United Kingdom’s Pension Schemes Act 1993) or “connected” with or an “associate” of (as those terms are used in sections 38 or 43 of the United Kingdom’s Pensions Act 2004) such an employer.

7.14Pledged Assets.

(a)Equity Interests. Within thirty (30) days (or such longer period as may be agreed by the Administrative Agent in its reasonable discretion) after the acquisition or formation of any Subsidiary by the Borrower or any Contributing Guarantor (unless otherwise agreed by the Administrative Agent pursuant to Section 7.12(b)), cause 100% of the issued and outstanding Equity Interests of each such Subsidiary to be subject at all times to a first priority (subject to Permitted Liens), valid and effective Liens in favour of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries necessary in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Administrative Agent.

(b)Other Property. (i) in the case of the Borrower, cause all of its Equity Interest, bank accounts into which proceeds of the Facility and/or any intercompany loans are paid and interests in intercompany loans permitted under Section 8.02(c) to be subject at all times to first priority (subject to Permitted Liens), valid and effective Liens in favour of the Administrative Agent, for the benefit of the holders of the Obligations, to secure the Obligations pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall reasonably request, subject in any case to Permitted Liens, (ii) in the case of any Contributing Guarantor, cause all of its owned and leased personal property and its Equity Interest to be subject at all times to first priority (subject to Permitted Liens), valid and effective Liens in favour of the Administrative Agent, for the benefit of the holders of the Obligations, to secure the Obligations
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pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall reasonably request, and (iii) in each case, deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, share security governed by the appropriate governing law to the extent the Borrower or any Contributing Guarantor forms or acquires any Subsidiaries, appropriate financing statements, landlord’s waivers, certified resolutions and other organizational and authorizing documents of such Person, opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent’s Liens thereunder) (it is understood that the Administrative Agent shall have no right to request an opinion pursuant to this Section 7.14(b) with respect to any matter or document that is already covered by another opinion issued to the Administrative Agent and that no opinion shall be required if the cost of obtaining such opinion exceeds the benefit of obtaining such opinion) and other items of the types required to be delivered pursuant to Section 5.01(f), all in form and content reasonably satisfactory to the Administrative Agent.

(c)Payment of Funds. Commencing on the date on which the Norwegian Account Pledge Agreement is entered into, the Borrower shall pay or procure the payment of all proceeds of the Facility and any intercompany loans (both proceeds of intercompany loans and proceeds of repayments of intercompany loans) into bank accounts which are subject to Liens in favour of the Administrative Agent.

7.15Financial Assistance.

Each Loan Party shall comply in all respects with ss678 and 679 Companies Act 2006 and any equivalent legislation in other jurisdictions including in relation to the execution of the Collateral Documents and payment of amounts due under this Agreement.

7.16Centre of Main Interests and Establishments

Each Loan Party (other than PRA Group, Inc.) shall ensure that it’s centre of main interests (as that term is used in the Regulations) remains in its jurisdiction of incorporation and it shall not take any action to change its centre of main interests and no such Loan Party shall create or take any steps to create an “establishment” (as that term is used in the Regulations) in any other jurisdiction (or, in each case, any equivalent provision(s) of any applicable successor to the Regulations which may apply from time to time to any of the applicable Loan Parties).

7.17People with Significant Control regime

Each Loan Party shall (and PRA Group, Inc. shall ensure that each of its Subsidiaries will) (a) within the relevant timeframe, comply with any notice it receives pursuant to Part 21A Companies Act 2006 from any company incorporated in the United Kingdom whose shares are the subject of the Collateral Documents and promptly provide the Administrative Agent with a copy of that notice.

ARTICLE VIII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid no Loan Party (provided that, for the purposes of this Article VIII, the term “Loan Party” shall not include PRA Group, Inc., except where expressly stated) shall:

8.01Liens.

Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)Liens pursuant to any Loan Document;

(b)Liens existing on the date hereof and listed on Schedule 8.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed in any material
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respect, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 8.03(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8.03(b);

(c)Liens for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable for more than 60 days or, if due and payable for more than 60 days, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;

(e)pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation;

(f)deposits and other Liens to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h)Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 9.01(h);

(i)Liens securing Indebtedness permitted under Section 8.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (ii) the Indebtedness secured thereby does not exceed the cost (negotiated on an arm’s length basis) of the property being acquired on the date of acquisition and (iii) such Liens attach to such property concurrently with or within ninety days after the acquisition thereof;

(j)leases or subleases granted to others not interfering in any material respect with the ordinary conduct of business of any Loan Party;

(k)any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;

(l)Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.02;

(m)bankers’ Liens and customary rights of setoff and other similar Liens upon deposits of cash in favour of banks or other depository institutions;

(n)Liens of a collection bank arising under Section 4-210 of the UCC (or equivalent Liens in foreign jurisdictions) on items in the course of collection;

(o)[reserved];

(p)Liens securing Indebtedness permitted under Section 8.03(f); provided such Liens are subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders;

(q)Liens securing Indebtedness permitted under Sections 8.03(n);
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(r)licenses and sublicenses of intellectual property granted by any Loan Party in the ordinary course of business;

(s)Liens existing on any property or asset prior to the acquisition thereof by a Loan Party or property or asset of any Person that becomes a Subsidiary of the Borrower or any Contributing Guarantor after the date hereof prior to the time such Person becomes a Subsidiary; provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition of such property or asset or Subsidiary (as applicable), (ii) such Lien shall not apply to any other property or asset of such Loan Party or Subsidiary other than proceeds of such property or asset and (iii) such Lien shall secure only those obligations (and Liens granted pursuant to any refinancing thereof provided that (A) the property covered thereby is not changed in any material respect, (B) the amount secured or benefited thereby is not increased except as contemplated by the proviso to Section 8.03(b), (C) the direct or any contingent obligor with respect thereto is not changed, and (D) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8.03(b)) that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;

(t)Liens encumbering reasonable customary deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(u)Liens under ERISA or the Internal Revenue Code with respect to a Plan or Multiemployer Plan that do not constitute an Event of Default;

(v)Liens arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied;

(w)[reserved];

(x)[reserved];

(y)Liens on insurance policies and the proceeds thereof securing the financing of insurance premiums with respect thereto;

(z)[reserved]; and

(aa)other Liens not permitted by clauses (a) through (y) securing Indebtedness or other obligations in an aggregate principal not to exceed the Dollar Equivalent of $5,000,000.

8.02Investments.

Make any Investments, except:

a.Investments held by a Loan Party in the form of cash or Cash Equivalents;

b.Investments existing as of the Closing Date and set forth in Schedule 8.02 and any renewals, amendments or replacements thereof that do not increase the amount thereof;

c.(i) Investments by the Borrower or any Contributing Guarantor in each other by way of intercompany loans, in each case for the purposes of making Investments permitted under Section 8.02(g) or Section 8.02(m), (ii) Investments in PRA Group, Inc. by way of intercompany loans, provided that in no event shall any Loan Party be permitted to make Investments pursuant to this clause (c)(ii) (A) if a Default or Event of Default exists prior to or after giving effect to the making of such Investments or (B) if the Consolidated Total Leverage Ratio immediately after giving effect to any such Investment pursuant to this clause (c)(ii) on a Pro Forma Basis would be greater than 3.25 to 1.0 and (iii) on or immediately following the Closing Date, an Investment by the Borrower by way of intercompany loan in the UK Guarantor for the purposes of the UK Guarantor repaying certain intercompany indebtedness in favour of PRA Group Europe Holding S.à r.l (“Closing Date Intercompany Loan 2”);
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d.[reserved];

e.Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

f.Guarantees permitted by Section 8.03;

g.Permitted Acquisitions;

h.lease, utility and similar deposits made in the ordinary course of business of a Loan Party, including investments consisting of pledges and deposits permitted under Section 8.01(f);

i.contingent obligations with respect to any Swap Contract or hedging agreements otherwise permitted by this Agreement;

j.[reserved];

k.[reserved]:

l.advances to employees, officers and directors for business, travel and entertainment expenses in the ordinary course of business consistent with past practice;

m.Investments in Asset Pools, NFR Assets or debt portfolios in the ordinary course of business;

n.Investments permitted under Sections 8.03 and 8.06;

o.prepaid expenses in the ordinary course of business;

p.the creation of new Subsidiaries so long as, in the case of the Borrower and any Contributing Guarantor, the formation of such Subsidiary complies with the requirements of Section 7.12;

q.Investments received in connection with the bankruptcy or reorganization of suppliers or customers or other Persons and in settlement of delinquent obligation of, and disputes with, any such supplier, customer or other Person or upon foreclosure with respect to any secured Investment or other transfer of title with respect to such secured Investment;

r.[Reserved];

s.Investments constituting non-cash proceeds of sales, transfers and other dispositions of assets to the extent permitted under Section 8.05; and

t.other Investments not permitted by clauses (a) through (s) in an aggregate amount not to exceed the Dollar Equivalent of $5,000,000, plus all cash amounts that any Loan Party has received with respect to any Investment made under this clause (t), at any time outstanding.

8.03Indebtedness.

Create, incur, assume or suffer to exist any Indebtedness, except:

(a)Indebtedness under the Loan Documents;

(b)Indebtedness of any Loan Party set forth in Schedule 8.03 and any renewals, amendments or replacements thereof; provided that the amount of such Indebtedness is not increased at the time of such renewal, amendment or replacement thereof, except by an amount
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equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

(c)(i) intercompany Indebtedness resulting from Investments permitted under Section 8.02(g) or Section 8.02, (ii) intercompany Indebtedness from PRA Group, Inc. provided that the proceeds of any such intercompany Indebtedness incurred by the Borrower is on-lent to a Contributing Guarantor and that, in each case, such intercompany Indebtedness is applied for the purposes set out in Section 8.02(m) and (iii) intercompany Indebtedness from PRA Group, Inc to the Borrower on or immediately following the Closing Date for the purposes of making the Closing Date Intercompany Loan 2 (“Closing Date Intercompany Loan 1”) provided that the Closing Date Intercompany Loan 1 shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders;

(d)obligations (contingent or otherwise) of any Loan Party existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”, and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(e)Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by any Loan Party to finance the purchase of fixed assets (including, but not limited to, vehicles, plant, equipment or computers) and renewals, refinancings and extensions thereof, provided that (i) the aggregate principal amount of all such Indebtedness incurred in any year for all such Persons taken together shall not exceed GBP 1,000,000; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

(f)Permitted Subordinated Debt;

(g)Indebtedness in respect of worker’s compensation claims, self-insurance obligations, bankers’ acceptances and bid, performance or surety bonds issued for the account of any Loan Party;

(h)Indebtedness arising from the honouring by a bank or other financial institution of a cheque, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(i)Indebtedness arising in connection with the endorsement of instruments for deposit in the ordinary course of business;

(j)Indebtedness in the form of obligations under indemnification, purchase price adjustments, incentive, non-compete, consulting, deferred compensation, earn-out obligations, early retirement or termination obligations, pension fund obligations or contributions and similar claims, obligations or contributions incurred in connection with any Permitted Acquisition, other acquisition, disposition or Investment permitted by this Agreement;

(k)Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

(l)Indebtedness of any Person that becomes a Subsidiary of the Borrower or a Contributing Guarantor after the Closing Date as the result of a Permitted Acquisition; provided that such Indebtedness exists at the time of any such Permitted Acquisition and is not created in contemplation or in connection with such Permitted Acquisition (and, in each case, any refinancing thereof on the terms permitted under Section 8.03(b));

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(m)[reserved]; and

(n)other secured and unsecured Indebtedness not permitted by clauses (a) through (m) in an aggregate principal amount not to exceed the Dollar Equivalent of $5,000,000 at any one time outstanding.

8.04Fundamental Changes.

Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favour of any Person without the prior written consent of the Administrative Agent, acting on the instructions of the Required Lenders.

8.05Dispositions.

Make any Disposition unless (i) the consideration paid in connection therewith if such transaction is material shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (ii) such transaction does not involve the sale or other disposition of a minority equity interest in any Subsidiary and (iii) beginning as of the Closing Date, the aggregate net book value of all of the assets sold or otherwise disposed of by any Loan Party in all such Dispositions occurring during any fiscal year shall not exceed the Dollar Equivalent of $10,000,000; provided, however, that the foregoing shall not apply to and the Loan Parties shall be permitted to make (A) to the extent such transactions constitute Dispositions, such Dispositions permitted under Sections 8.02, 8.04 or 8.06, and (B) Dispositions consisting of debt portfolios (including, without limitation, any repurchase or substitution of any individual Receivable pursuant to the terms of a Purchase Agreement) in the ordinary course of business.

8.06Restricted Payments.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

a.[reserved];

b.(i) each Loan Party may declare and make dividend payments or other distributions payable solely in the Equity Interests of such Person and (ii) each Loan Party may issue, repurchase and/or redeem Equity Interests under any equity incentive plan, including (x) transactions in connection with a participant’s termination of employment or service, (y) the use of shares to pay the exercise price of options or (z) the use of shares to satisfy tax withholding obligations;

c.(i) each Contributing Guarantor may make cash dividends and distributions in an aggregate amount not exceeding an aggregate amount of $5,000,000 in any fiscal year of PRA Group, Inc.; provided, that no Default or Event of Default exists prior to or after giving effect to any such dividend or distribution; and (ii) the Borrower may make cash dividends and distributions; provided, that no Default or Event of Default exists prior to or after giving effect to any such dividend or distribution provided, further that, in each case, the foregoing shall not operate to prevent the making of dividends or distributions previously declared by any Contributing Guarantor or the Borrower so long as (A) at the declaration date, such dividend or distribution was permitted by the foregoing and (B) such dividend or distribution is consummated within the earlier of 90 days and any date under applicable Law on which such dividend or distribution must be consummated;

d.[reserved];

e.[reserved];

f.each Loan Party may purchase, redeem or otherwise acquire Equity Interest issued by it with the proceeds received from the substantially concurrent issue of new shares of its stock or other Equity Interests so long as no Event of Default shall have occurred and be continuing at the time of such purchase, redemption or acquisition;
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g.[reserved];

h.[reserved]; and

i.No Restricted Payment permitted by the terms of (a) to (h) above may be funded out of the proceeds of (or the proceeds of repayment of) (i) the Facilities or (ii) intercompany Indebtedness.

8.07Change in Nature of Business.

Engage in any material line of business substantially different from those lines of business conducted by it on the Closing Date or any business reasonably related or incidental thereto (or any reasonable extensions or expansions thereof or any business ancillary thereto).

8.08Transactions with Affiliates.

Enter into or permit to exist any transaction or series of transactions with any Affiliate of such Person other than (a) advances of working capital to any Loan Party, (b) transfers of cash and assets to any Loan Party, (c) intercompany transactions expressly permitted by Section 8.02, Section 8.03, Section 8.04, Section 8.05 or Section 8.06, (d) compensation and reimbursement of expenses and benefit plans for current or former officers and directors in the ordinary course of business (including, without limitation, benefits, indemnification arrangements and separation arrangements), (e) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favourable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate, (f) transactions between or among (i) Loan Parties, (ii) [reserved], and (iii) any Loan Party and its Subsidiaries that are not Loan Parties that are not otherwise prohibited by this Agreement.

8.09Burdensome Agreements.

Enter into, or permit to exist, any Contractual Obligation that encumbers or restricts on the ability of any such Person to (i) pay dividends or make any other distributions to any Loan Party on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Loan Party, (iii) make loans or advances to any Loan Party, (iv) sell, lease or transfer any of its property to any Loan Party, (v) pledge its property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except for any such restriction on an entity that is not a Loan Party; (vi) act as a Loan Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vii) grant a Lien upon any of its property in favour of the Administrative Agent (for the benefit of the holders of the Obligations) for the purpose of securing the Obligations, whether now owned or hereafter acquired, except (in respect of any of the matters referred to in clauses (i)-(vii) above) for (1) any encumbrances or restrictions imposed by law or regulations, under this Agreement or the other Loan Documents, (2) any document or instrument governing Indebtedness incurred pursuant to Section 8.03; provided that, in the case of Section 8.03(e) and (k), any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (3) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (4) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.05 pending the consummation of such sale, (5) encumbrances or restrictions that are binding on a Subsidiary of the Borrower or a Contributing Guarantor at the time such Person first becomes a Subsidiary of the Borrower or a Contributing Guarantor, (6) encumbrances or restrictions that are customary provisions in joint venture agreements, organizational documents and other similar agreements, (7) encumbrances or restrictions that are customary restrictions on leases, sublicenses, licenses or asset sale agreements otherwise permitted under this Agreement, (8) encumbrances or restrictions that are customary provisions restricting the assignment of any agreement entered into in the ordinary course of business, (9) [reserved] or (10) [reserved].

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8.10Use of Proceeds.

Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

8.11Financial Covenants.

(a)Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of PRA Group, Inc. to be greater than 3.50 to 1.0.

(b)Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio as of the end of any fiscal quarter of PRA Group, Inc to be greater than 2.25 to 1.0.

(c)Income from Operations. Fail to maintain, as of the end of any fiscal quarter of PRA Group, Inc., positive Income from Operations for such period.

8.12[Reserved].

8.13Prepayment of Other Indebtedness, Etc.

(a)Amend or modify any of the terms of any Permitted Subordinated Debt in a manner materially adverse to the Lenders without the consent of the Required Lenders.

(b)Make any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Loan Party (other than (i) Indebtedness arising under the Loan Documents, (ii) Indebtedness permitted under Sections 8.03(d) and (n), (iii) intercompany Indebtedness (other than repayment or prepayment of principal under the Closing Date Intercompany Loan 1 (unless and to the extent that (i) the Administrative Agent in its discretion consents to such a prepayment or prepayment in writing or (ii) all or part of the principal amount outstanding under the Closing Date Intercompany Loan 1 is converted by the parties thereto into share capital in the Borrower)), (iv) [reserved], (v) Indebtedness that is permitted to be refinanced pursuant to Section 8.03, (vi) [reserved] and (vii) [reserved] so long as, in the case of clause (b)(iii), (x) no Default or Event of Default has occurred or is continuing, or would result from the redemption of such Indebtedness and (y) the Consolidated Total Leverage Ratio immediately after giving effect to the redemption of such Indebtedness pursuant to this clause (b)(iii) on a Pro Forma Basis shall not be greater than 3.25 to 1.0).

8.14Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity.

(a)Amend, modify or change its Organization Documents in a manner materially adverse to the Lenders.

(b)Change its fiscal year.

(c)Without providing ten (10) days prior written notice to the Administrative Agent, change its name, state or other jurisdiction of incorporation or formation or form of organization.

8.15Ownership of Subsidiaries.

Notwithstanding any other provisions of this Agreement to the contrary, (i) permit any Loan Party to issue or have outstanding any shares of preferred Equity Interests that matures or is mandatorily redeemable on a date prior to the Maturity Date or (ii) create, incur, assume or suffer to exist any Lien on any Equity Interests, except for Permitted Liens.

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8.16Foreign Assets Control Regulations.

Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”), the United States Foreign Corrupt Practices Act of 1977 or the UK Bribery Act 2010 or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”), (b) the Patriot Act, (c) [reserved], (d) [reserved], (e) [reserved] and (f) other similar anti-corruption legislation in other jurisdictions applicable to the Loan Parties). Furthermore, no Loan Party nor any of its Subsidiaries (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

8.17Sanctions.

Directly or, to the knowledge of the Loan Parties, after due inquiry, indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Joint Lead Arranger, Administrative Agent, or otherwise) of Sanctions.

8.18Anti-Corruption Laws.

Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other anti-corruption legislation in the applicable jurisdictions.

ARTICLE IX

EVENTS OF DEFAULT AND REMEDIES

9.01Events of Default.

Any of the following shall constitute an Event of Default:

(a)Non-Payment. A Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein and in the currency required hereunder, any amount of principal of any Loan (unless the failure to pay is caused by (A) administrative or technical error or (B) a Disruption Event and, in each case, payment is made within three Business Days of its due date), or (ii) within three Business Days after the same becomes due, any interest on any Loan, or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 7.01, 7.02 (a) through (c), 7.05(a), 7.10, 7.11, 7.12, 7.14 or Article VIII; or

(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty days after the earlier of (i) the date on which a Responsible Officer of any Loan Party becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent; or

(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made by or on behalf of the Borrower or any other Loan Party herein, in any other
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Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e)Cross-Default. (i) Any Loan Party (A) fails to make any payment when due and beyond the applicable grace period (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an outstanding aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails (beyond any applicable grace period) to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed prior to its stated maturity, or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded unless, in the case of this clause (i), such event or condition is no longer continuing or has been waived in accordance with the terms of such Indebtedness such that the holder or holders thereof or any trustee or agent on its or their behalf are no longer enabled or permitted to cause such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (i) shall not apply to (1) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or (2) convertible debt that becomes due as a result of an offer to repurchase that is required to be made or a conversion, repayment or redemption event, provided such repurchase, conversion, repayment or redemption is effectuated only in capital stock or is permitted to be repurchased, settled upon conversion in cash, repaid or redeemed pursuant to Section 8.06(g); or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any other Loan Party is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any other Loan Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Loan Party as a result thereof is greater than the Threshold Amount; or

(f)Insolvency Proceedings, Etc. Any Loan Party institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, monitor or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, monitor or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for thirty calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for thirty calendar days, or an order for relief is entered in any such proceeding; or

(g)Inability to Pay Debts; Attachment. (i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully discharged within thirty calendar days after its issue or levy; or

(h)Judgments. There is entered against any Loan Party one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), and, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of fifteen consecutive days during which such judgment or order remains undischarged, unvacated, unbonded or unstayed (except to the extent that the terms of such judgment or order specifically provide for a longer payment term and the applicable Loan Party timely discharges or satisfies such obligations during such specified longer term), by reason of a pending appeal or otherwise; or
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(i)ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any instalment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j)Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person shall have commenced a proceeding contesting the validity or enforceability of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(k)Change of Control. There occurs any Change of Control.

9.02Remedies Upon Event of Default.

If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

a.declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated;

b.declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

c.[reserved]; and

d.exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

provided, however, that upon the commencement of proceedings with respect to any Loan Party under any applicable Debtor Relief Laws, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or such Loan Party’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

9.03Application of Funds.

After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to Section 2.15, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in their capacity as such;

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Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders) arising under the Loan Documents and amounts payable under Article III, rateably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and interest on the Loans rateably among the Lenders in proportion to the respective amounts described in this clause Third held by them;

Fourth, to (a) payment of that portion of the Obligations constituting accrued and unpaid principal of the Loans, (b) payment of breakage, termination or other payments, and any interest accrued thereon, (c) [reserved] and (d) [reserved], rateably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

ARTICLE X

ADMINISTRATIVE AGENT

10.01Appointment and Authority.

(a)Each of the Lenders hereby irrevocably appoints MUFG Bank, Ltd., London Branch, to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b)The Administrative Agent shall also act as the “collateral agent”, “security trustee” and “security agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent or trustee (as applicable) of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are incidental thereto. In this connection, the Administrative Agent, as “collateral agent”, “security trustee” or “security agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 10.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article X and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent”, “security trustee” or “security agent” under the Loan Documents) as if set forth in full herein with respect thereto.

10.02Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with PRA Group, Inc. or any Subsidiary or other Affiliate thereof as if such
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Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.03Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

a.shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

b.shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

c.shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by each Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the absence of its own bad faith, gross negligence or wilful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants
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and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.05Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or wilful misconduct in the selection of such sub-agents.

10.06Resignation of the Administrative Agent.

(a)The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower (so long as no Event of Default has occurred or is continuing) (which consent shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United Kingdom or an Affiliate of any such bank with an office in the United Kingdom. If no such successor shall have been appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders and the Borrower) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders and the Borrower (so long as no Event of Default has occurred or is continuing) may, to the extent permitted by applicable Law by notice in writing to such Person remove such Person as the Administrative Agent and appoint a successor in accordance with clause (a) above. If no such successor shall have been so appointed by the Required Lenders and the Borrower, and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such
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successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

10.07Non-Reliance on Administrative Agent and Other Lenders.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.08No Other Duties; Etc.

Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents, documentation agents or co-agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

10.09Administrative Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, administration or other insolvency proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

a.to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 11.04) allowed in such judicial proceeding; and

b.to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, administrator, monitor or other similar official in any such insolvency proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

10.10Collateral and Guaranty Matters.

Each of the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,
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(a)to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations under the Loan Documents, (ii) that is transferred or to be transferred as part of or in connection with any sale, disposition or other transaction permitted hereunder or under any other Loan Document or any Involuntary Disposition, or (iii) as approved in accordance with Section 11.01;

(b)to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.01(i); and

(c)to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary of the Borrower or a Contributing Guarantor as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders will promptly confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 10.10.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

10.11[Reserved].

10.12    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments, or this Agreement,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection
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(a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
10.13    Recovery of Erroneous Payments.

(a)If the Administrative Agent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 10.13 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the Overnight Rate. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b)Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender, agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

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(ii)such Lender shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.13(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 10.13(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.13(a) or on whether or not an Erroneous Payment has been made.

(c)Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii)    Subject to Section 11.06 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

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(e)The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender to the rights and interests of such Lender) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 10.13 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.

(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

Each party’s obligations, agreements and waivers under this Section 10.13 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

ARTICLE XI

MISCELLANEOUS

11.01Amendments, Etc.

Subject to Sections 2.08(f), and 3.04, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, the following amendments shall only be effective if in writing and signed by the Borrower and other Loan Parties as follows:

(a)no such amendment, waiver or consent shall:

i.extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender whose Commitment is being extended or increased (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

ii.postpone any date fixed by this Agreement or any other Loan Document for any payment of principal (excluding mandatory prepayments), interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced;

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iii.reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (i) of the final proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment of principal, interest, fees or other amounts; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

iv.change any provision of this Section 11.01(a) or the definition of “Required Lenders” or “Super-Majority Lenders” without the written consent of each Lender directly and adversely affected thereby;

v.except in connection with a disposition not prohibited hereunder, release all or substantially all of the Collateral without the written consent of each Lender directly and adversely affected thereby;

vi.release the Borrower or, except in connection with a merger or consolidation permitted under Section 8.04 or a Disposition permitted under Section 8.05, all or substantially all of the Guarantors without the written consent of each Lender directly and adversely affected thereby, except to the extent the release of any Guarantor is permitted pursuant to Section 10.10 (in which case such release may be made by the Administrative Agent acting alone);

vii.change Section 2.13 or Section 9.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby; or

viii. subordinate any Lender’s Lien or any obligations owing to it under this Agreement or any other Loan Document to any other Indebtedness, including under any tranche of Indebtedness hereunder.

(b)[reserved];

(c)[reserved];

(d)unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and

(e)(i) any amendment to alter the definitions and provisions relating to Estimated Remaining Collections, Receivables, Asset Pool, Eligible Asset Pools, Asset Pool Report, Borrowing Base, Asset Pool Seller, Asset Pool Proceeds, Purchase Agreement and Super-Majority Lenders shall require only the consent of the Super-Majority Lenders and (ii) [reserved]; provided that, any amendment pursuant to this clause (e) shall not require an amendment fee to be payable by any Loan Party;

provided, however, that notwithstanding anything to the contrary herein, (i) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender, (iii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein, and (iv) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.
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(f)Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, the Borrower and the other Loan Parties (i) to add one or more additional credit facilities to this Agreement, to permit the extensions of credit from time to time outstanding hereunder and the accrued interest and fees in respect thereof to share rateably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans and the accrued interest and fees in respect thereof and to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and (ii) to change, modify or alter Section 2.13 or Section 9.03 or any other provision hereof relating to the pro rata sharing of payments among the Lenders to the extent necessary to effectuate any of the amendments (or amendments and restatements enumerated in clause (g) and/or clause (h) below).

(g)Notwithstanding anything to the contrary contained herein, in order to implement any additional Commitments in accordance with Section 2.02(i), this Agreement may be amended for such purpose (but solely to the extent necessary to implement such additional Commitments in accordance with Section 2.02(i)) by the Borrower, the other Loan Parties, the Administrative Agent and the relevant Lenders providing such additional Commitments.

(h)In addition, notwithstanding the foregoing, the Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders to make one or more amendments or modifications to (A) allow the maturity of the Loans of the accepting Lenders to be extended and (B) increase the Applicable Rate and/or fees payable with respect to the Loans and Commitments of the accepting Lenders (“Permitted Amendments”) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective. The Permitted Amendments shall not become effective unless consented to by the Borrower and those Accepting Lenders (as defined below), as applicable (the “Required Approval”). If the Required Approval is received, (i) such Permitted Amendments shall become effective only with respect to the Loans and/or Commitments of the Lenders that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and/or Commitments as to which such Lender’s acceptance has been made and (ii) the Borrower, each Loan Party and each Accepting Lender shall execute and deliver to the Administrative Agent a loan modification agreement (the “Loan Modification Agreement”) and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders as to which such Lenders’ acceptance has been made.

11.02Notices and Other Communications; Facsimile Copies.

(a)Notices Generally. Except as provided in subsection (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

i.if to the Borrower or any other Loan Party or the Administrative Agent, to the address, facsimile number or electronic mail address specified for such Person on Schedule 11.02; and

ii.if to any other Lender, to the address, facsimile number or electronic mail address specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative
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Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the bad faith, gross negligence or wilful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address or facsimile for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, facsimile number and electronic mail address
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to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Loan Parties or their securities for purposes of United States Federal or state securities laws.

(e)Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including electronic Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party.

11.03No Waiver; Cumulative Remedies; Enforcement.

No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and provided under each other Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

    Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 10.01 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as the Administrative Agent) hereunder and under the other Loan Documents, (b) [reserved], (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 10.01 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

11.04Expenses; Indemnity; and Damage Waiver.

(a)Costs and Expenses. The Loan Parties shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent (limited to the legal fees of one primary outside counsel to the Administrative Agent and the Joint Lead Arrangers taken as a whole in each relevant jurisdiction and other than the allocated costs of internal counsel)), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) [reserved] and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of one primary
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outside counsel to the Administrative Agent and the Lenders taken as a whole in each relevant jurisdiction, and, in the event of any actual or potential conflict of interest, one additional counsel for each Lender subject to such conflict), and in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of one primary counsel for the Indemnitees, taken as a whole, in each relevant jurisdiction and, in the case of any actual or perceived conflict of interest, one additional counsel for each Lender subject to such conflict) and settlement costs incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than the Indemnitee and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) [reserved], (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party, or any Environmental Liability related in any way to a Loan Party, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses or settlement costs (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or wilful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favour on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentages (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this
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Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for damages resulting from the bad faith, gross negligence or wilful misconduct of such Indemnitee as determined by a final judgment of a court of competent jurisdiction.

(e)Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f)Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

11.05Payments Set Aside.

To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

11.06Successors and Assigns.

a.Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (e) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

b.Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

i.Minimum Amounts.

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(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 in the case of an assignment of Revolving Loans, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

ii.Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights under this Agreement with respect to the Loans or the Commitment assigned;

iii.Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default under Section 9.01(a) or Section 9.01(f) has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that, the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the Commitment subject to such assignment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(C)[reserved].

iv.Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

v.No Assignment to Certain Persons. No such assignment shall be made (A) to PRA Group, Inc. or any of PRA Group, Inc.’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a natural person or (D) to a Competitor.

vi.Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of
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participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

vii.Process. (A) an assignment may be effected in accordance with Section 11.06(b) when the Administrative Agent executes an otherwise duly completed Assignment and Assumption delivered to it by the Lender and the assignee. The Administrative Agent shall, subject to limb (B), as soon as reasonably practicable after receipt by it of a duly completed Assignment and Assumption appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment and Assumption. (B) The Administrative Agent shall only be obliged to execute an Assignment and Assumption delivered to it by the Lender and the assignee once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assignment to such assignee. (C) on the Effective Date (as specified in the Assignment and Assumption), (aa) the Lender will assign absolutely to the assignee its rights under this Agreement and the Loan Documents and in respect of the Collateral Documents expressed to be the subject of the assignment in the Assignment and Assumption, (bb) the Lender will be released from the obligations (the “Relevant Obligations”) expressed to be the subject of the release in the Assignment and Assumption (and any corresponding obligations by which it is bound in respect of the Collateral Documents); and (cc) the assignee shall become a party to this Agreement and the other Loan Documents (where applicable) as a “Lender” and will be bound by obligations equivalent to the Relevant Obligations

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.05, 3.06 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

c.Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this
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Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

d.Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender, a Competitor or PRA Group, Inc. or any of PRA Group, Inc.’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (i) through (vi) of Section 11.01(a) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.05 and 3.06 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.07 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.05, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.07 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent shall not have any responsibility for maintaining a Participant Register.

e.Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto or require any payments to be made by a Loan Party other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Loan Documents.

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11.07Treatment of Certain Information; Confidentiality.

Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed in writing of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to a Loan Party and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating PRA Group, Inc. or its Subsidiaries or the credit facilities provided hereunder, (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder or (iii) outsourcing providers (such as secretarial services and third party KYC analysts), (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than PRA Group, Inc. or any of its Subsidiaries.

For purposes of this Section, “Information” means all information received from a Loan Party relating to the Loan Parties or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by such Loan Party. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Loan Parties (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

Nothing in any Loan Document shall prevent disclosure of any Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Loan Documents or any transaction carried out in connection with any transaction contemplated by the Loan Documents to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU.

11.08Set-off.

If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior
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written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or their respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender different from the branch or office or Affiliate holding such deposit or obligated on such indebtedness; provided, that, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.09Interest Rate Limitation.

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.10Counterparts; Integration; Effectiveness.

This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Joint Lead Arrangers, the Lenders or the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Each Loan Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of such Loan Document.

11.11Survival of Representations and Warranties.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid.

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11.12Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavour in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

11.13Replacement of Lenders.

If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.07, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests and rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.05) under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume equivalent obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b);

(b)such Lender shall have received payment of an amount equal to one hundred percent (100%) of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.06) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c)in the case of any such assignment resulting from a claim for compensation under Section 3.05 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d)such assignment does not conflict with applicable Laws; and

(e)in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Loan Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans pursuant to this Section 11.13 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

11.14Governing Law; Jurisdiction; Etc.

(a)This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

(b)The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).
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(c)The parties hereto agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party hereto will argue to the contrary.

(d)Notwithstanding paragrpahs (b) and (c), no Credit Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Credit Parties may take concurrent proceedings in any number of jurisdictions.

11.15Service of Process.

(a)Without prejudice to any other mode of service allowed under any relevant law, each Loan Party (other than a Loan Party incorporated in England and Wales):

i.irrevocably appoints PRA Group (UK) Limited as its agent for service of process in relation to any proceedings before the English courts in connection with any Loan Document (and PRA Group (UK) Limited by its execution of this Agreement, accepts that appointment); and

ii.agrees that failure by an agent for service of process to notify the relevant Loan Party of the process will not invalidate the proceedings concerned.

(b)If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Loan Parties) must immediately (and in any event within 15 days of such event taking place) appoint another agent on terms acceptable to the Administrative Agent. Failing this, the Administrative Agent may appoint another agent for this purpose.

11.16Electronic Execution of Assignments and Certain Other Documents.

This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties, the Administrative Agent, and each Lender (collectively, each a “Credit Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and regardless of the appearance or form of such Electronic Signature, and (b) upon the request of the Administrative Agent or any Credit Party, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed counterpart.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection
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with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defence or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) any claim against the Administrative Agent, each Credit Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

11.17USA PATRIOT Act.

Each Lender that is subject to the Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Act.

11.18No Advisory or Fiduciary Relationship.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by Administrative Agent and the Lenders, are arm’s-length commercial transactions between the Borrower and their Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent and the Lenders each are and have been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary, for the Borrower or any of their Affiliates or any other Person and (ii) neither the Administrative Agent nor the Lenders have any obligation to the Borrower or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and their Affiliates, and neither the Administrative Agent nor the Lenders have any obligation to disclose any of such interests to the Borrower or their Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases, any claims that it may have against the Administrative Agent or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

11.19Release of Collateral and Guarantee Obligations.

(a)Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon any Disposition permitted by the Loan Documents or permitted by the Required Lenders, such assets will be Disposed of free and clear of the Liens created by the Collateral Documents, and upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be reasonably required to release its security interest in any Collateral being disposed of in connection with such Disposition, and to
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release any Guaranty hereunder or under any Loan Document of any Person being disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents. Any representation, warranty or covenant contained in any Loan Document relating to any such property so disposed of (other than property disposed of to the Borrower or any Loan Party) in accordance with the Loan Documents shall no longer be deemed to be repeated once such property is so disposed of.

(b)Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations have been paid in full and all Commitments have terminated or expired, upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be reasonably required to release its security interest in all Collateral, and to release all Guarantees hereunder or under any Loan Document.

11.20[Reserved].

11.21[Reserved].

11.22Judgment Currency.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to promptly return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

11.23Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
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(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

EXECUTION:

The parties have shown their acceptance of the terms of this Agreement by executing it below.

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EXECUTION of Facilities Agreement

The Borrower

SIGNED by an authorised signatory for and on behalf of PRA GROUP EUROPE HOLDING I S.À R.L.	) ) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

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The Guarantors

SIGNED by an authorised signatory for and on behalf of PRA GROUP (UK) LIMITED	) ) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

SIGNED by an authorised signatory for and on behalf of PRA GROUP, INC.	) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

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The Administrative Agent

SIGNED by an authorised signatory for and on behalf of MUFG BANK, LTD., LONDON BRANCH	) ) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

The Lenders

SIGNED by two authorised signatories for and on behalf of MUFG BANK (EUROPE) N.V.	) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

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Signature

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Name (block capitals)

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Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by an authorised signatory for and on behalf of BARCLAYS BANK PLC	) ) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by an authorised signatory for and on behalf of NORDEA BANK ABP, FILLIAL I NORGE	) ) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by an authorised signatory for and on behalf of DNB BANK ASA	) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by an authorised signatory for and on behalf of CITIZENS BANK, N.A.	) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by two authorised signatories for and on behalf of ING CAPITAL LLC	) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

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Signature

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Name (block capitals)

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Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by an authorised signatory for and on behalf of FIFTH THIRD, NATIONAL ASSOCIATION	) ) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by an authorised signatory for and on behalf of BANK OF AMERICA, N.A.	) ) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9

SIGNED by an authorised signatory for and on behalf of TRUIST BANK	) )	_________________________ Signature _________________________ Name (block capitals) _________________________ Title

CREDIT AGREEMENT
PRA GROUP EUROPE HOLDING I S.À R.L.
951847841.9